As filed with the Securities and Exchange Commission on December 16, 2020

Registration No. 333-251148
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.*
(Exact name of registrant as specified in its charter)
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Delaware	47-4787177
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

6325 Digital Way
Suite 460
Indianapolis, Indiana 46278
765-828-2580
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
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Gil Melman
Executive Vice President, Corporate Secretary, General Counsel and Chief Compliance Officer
6325 Digital Way
Suite 460
Indianapolis, Indiana 46278
(765) 828-2580
(Name, address, including zip code, and telephone number, including area code, of agent for service)
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Copy to:

Clint Smith Jones Walker, LLP 201 St. Charles Avenue New Orleans, Louisiana 70170-5100 (504) 582-8000
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* The companies listed on the next page are also included in this Registration Statement on Form S-3 as additional registrants.

GUARANTORS*

Exact name of registrant as specified in its charter(1)	Jurisdiction of Incorporation/ Organization	I.R.S. Employer Identification No.
IEA Intermediate Holdco, LLC	Delaware	N/A
IEA Energy Services, LLC	Delaware	45-2922106
IEA Constructors, LLC	Wisconsin	39-1444890
IEA Engineering LLC	Michigan	38-3403657
IEA Engineering North Carolina, LLC	North Carolina	56-1025109
White Construction, LLC	Indiana	35-1111003
White Construction Energy Services, LLC	Delaware	81-4499643
Bianchi Electric, LLC	Delaware	82-2479036
IEA Equipment Management, LLC	Delaware	31-1709034
IEA Management Services, Inc.	Delaware	90-0918745
Consolidated Construction Solutions I LLC	Delaware	47-2320401
Consolidated Construction Solutions II LLC	Delaware	47-2323206
Meadow Valley Parent Corp.	Delaware	80-0222470
Meadow Valley Corporation	Nevada	88-0328443
William Charles, Inc.	Nevada	88-0171959
American Civil Constructors LLC	Colorado	84-0684692
American Civil Constructors West Coast LLC	California	68-0148343
SAIIA Holdings LLC	Delaware	27-2347262
SAIIA Construction Company LLC	Delaware	27-2364115
IEA HoldCo 1, LLC	Delaware	83-1929864
Johnston Quarry Holdings, LLC	Delaware	26-1517500
East State Stone LLC	Delaware	N/A
Porter’s Stone, LLC	Delaware	N/A
Belvidere Stone, LLC	Illinois	N/A
William Charles Construction Company, LLC	Illinois	20-3613300
Ragnar Benson, LLC	Illinois	55-0893543
Rockford Blacktop Construction, LLC	Illinois	36-2051940
John’s Stone, LLC	Delaware	N/A
Porter Brothers, LLC	Illinois	36-2673928
Illinois CCDD Operating, LLC	Illinois	20-3612899
Environmental Contractors, LLC	Illinois	36-3692550
Forest City Logistics, LLC	Delaware	37-1719525
Structors, Inc.	Illinois	36-3024935
Mulford Stone, LLC	Delaware	N/A
DPK, LLC	Delaware	N/A

(1)    The address for each registrant’s principal executive office is 6325 Digital Way, Suite 460, Indianapolis, Indiana 46278,     and the telephone number of each registrant’s principal executive office is (765) 828-2580.

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☑	Smaller reporting company	☑
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

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CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price Per Security(1)(2)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)(3)
Infrastructure and Energy Alternatives, Inc.
Common Stock, par value $0.0001 per share
Preferred Stock, par value $0.0001 per share
Depositary Shares(4)
Warrants(5)
Rights(6)
Units(7)
Debt Securities(8)
Guarantees of Debt Securities(8)
TOTAL			$500,000,000	$54,550(9)

(1)Information with respect to each class is omitted pursuant to General Instruction II.D. of Form S-3. An indeterminate number and amount of the securities of each identified class is being registered as may from time to time be sold at indeterminate prices with an aggregate initial offering price not to exceed $500,000,000.
(2)Includes such indeterminate amount of securities as may be issued upon exercise, conversion or exchange of, pursuant to anti-dilution adjustments, or pursuant to a stock dividend, stock split or similar transaction with respect to securities that provide for such issuance, exercise, conversion, exchange, adjustment, stock split or similar transaction with respect to securities that provide for such issuance, exercise, conversion, exchange, adjustment, stock split or similar transaction. Separate consideration may or may not be received for any of these securities.
(3)The proposed maximum aggregate offering price for each class of securities to be registered is not specified pursuant to Instruction II.D. of Form S-3.
(4)Each depositary share will be issued under a deposit agreement, will represent an interest in a fractional share of preferred stock and will be evidenced with a depositary receipt.
(5)Warrants may represent rights to purchase debt securities, shares of common stock, shares of preferred stock or other securities registered hereby.
(6)Rights may represent rights to purchase shares of common stock, shares of preferred stock or other securities registered hereby.
(7)Each unit consists of any combination of two or more of the securities being registered hereby.
(8)The direct and indirect subsidiaries of Infrastructure and Energy Alternatives, Inc. set forth above under “Guarantors” may co-issue or be guarantors of some or all of the debt securities registered hereunder and, therefore, have been listed as co-registrants. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees or co-issuances of the debt securities being registered.
(9)Previously paid.

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The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

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EXPLANATORY NOTE

This Amendment No. 1 is being filed for the sole purpose of filing this registration statement on behalf of the co-registrants listed herein, and no changes or additions are being made hereby to this registration statement.
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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and does not constitute the solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 16, 2020

PROSPECTUS

Infrastructure and Energy Alternatives, Inc.
$500,000,000
Common Stock
Preferred Stock
Debt Securities
Guarantees of Debt Securities
Warrants
Rights
Units
Depositary Shares

Infrastructure and Energy Alternatives, Inc. may, in one or more offerings, offer and sell shares of its common stock, par value $0.0001 per share (the “Common Stock”); preferred stock, par value $0.0001 per share (the “Preferred Stock”); debt securities, which may be fully and unconditionally guaranteed or co-issued by one or more of its subsidiaries; warrants to purchase any of the other securities that may be sold under this prospectus; rights to purchase Common Stock, Preferred Stock and/or debt securities; units and depositary shares consisting of one or more of these classes of securities. We refer to the Common Stock, Preferred Stock, debt securities, guarantees of debt securities, warrants, rights, units and depositary shares collectively as the “securities.” The aggregate initial offering price of all securities sold by us under this prospectus will not exceed $500,000,000.

Infrastructure and Energy Alternative, Inc.’s Common Stock is listed on the NASDAQ Capital Market, or NASDAQ, under the symbol “IEA.” Infrastructure and Energy Alternative, Inc. also has a class of warrants listed on NASDAQ under the symbol “IEAWW.” On December 15, 2020, the last reported sale price of our Common Stock was $11.13 per share and the last reported sales price of the listed warrants was $1.49 per warrant. We will provide information in the related prospectus supplement for the trading market, if any, for any debt securities that Infrastructure and Energy Alternatives, Inc. may offer.

This prospectus provides you with a general description of the securities that may be offered. Each time we offer and sell securities hereunder, we will provide a supplement to this prospectus that contains specific information about such offering and the terms of the securities being offered. The prospectus supplement may also add, update or change information contained or incorporated in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement and any related fee writing prospectus, as well as any documents incorporated by reference in such documents, before buying any of the securities being offered. This prospectus may not be used to offer or sell securities without a prospectus supplement describing the method and terms of the offering.

The securities may be offered directly by us, through agents designated from time to time by us or to or through underwriters or dealers. If any agents, dealers or underwriters are involved in the sale of any securities, their names, any over-allotment and any applicable purchase price, fee, commission or discount arrangement between or among them will be set forth, or will be calculable from the information set forth, in the applicable prospectus supplement. See the section entitled “Plan of Distribution” for more information.

Our principal executive offices are located at 6325 Digital Way, Suite 460, Indianapolis, Indiana 46278 and our telephone number at this address is (765) 828-2580.

Investing in our securities involves certain risks. You should carefully read the information included and incorporated by reference in this prospectus and any applicable prospectus supplement for a discussion of the factors you should consider before making an investment decision. See “Risk Factors” page 4 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is , 2020.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement on Form S-3 that we filed with the Securities and Exchange Commission (“SEC”) using a “shelf” registration process. Under the shelf registration process, we may sell any combination of the securities described in this prospectus in one or more offerings up to an aggregate total offering price of $500,000,000. This prospectus only provides you with a general description of the securities we may offer. Each time we offer to sell securities, we will file with the SEC a prospectus supplement that describes the specific securities that are being offered and the terms on which they are being offered. The prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between the information in this prospectus and in any prospectus supplement, you should rely on the information provided in the prospectus supplement. This prospectus does not contain all of the information included in the registration statement. The registration statement filed with the SEC includes exhibits that provide more details about the matters discussed in this prospectus. You should carefully read this prospectus, the related exhibits filed with the SEC and any prospectus supplement, together with the additional information described below under the headings “Where You Can Find More Information” and “Incorporation by Reference.”

We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus, in any prospectus supplement we prepare or authorize and in any related free writing prospectus or other information to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by this document are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. You should assume that the information contained and incorporated by reference in this prospectus, any accompanying prospectus supplement and in any related free writing prospectus filed by us with the SEC is only accurate as of the respective dates of such documents.

Unless the context indicates otherwise, as used in this prospectus, the terms “the Company,” “we,” “us,” or “our” refer to Infrastructure and Energy Alternatives, Inc., a Delaware corporation, except that those terms when used in this prospectus in connection with the debt securities described herein, shall mean the issuer of such debt securities, unless the context indicates otherwise, and when used in this prospectus in connection with all other securities, including equity securities, described herein, shall mean Infrastructure and Energy Alternatives, Inc.

ii

ABOUT INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

The Company is a holding company that, through various subsidiaries, is a leading diversified infrastructure construction company with specialized energy and heavy civil expertise throughout the United States. The Company specializes in providing complete engineering, procurement and construction services throughout the U.S. for the renewable energy, traditional power and civil infrastructure industries. These services include the design, site development, construction, installation and restoration of infrastructure. Although the Company has historically focused on the wind industry, its recent acquisitions have expanded its construction capabilities and geographic footprint in the areas of environmental remediation, industrial maintenance, specialty paving, heavy civil and rail infrastructure construction, creating a diverse national platform of specialty construction capabilities. We believe we have the ability to continue to expand these services because we are well-positioned to leverage our expertise and relationships in the wind energy business to provide complete infrastructure solutions in all areas.

We were founded in 1947 as White Construction and we became a public company as Infrastructure and Energy Alternatives, Inc. in March 2018 when we merged with a special purpose acquisition company (a non-operating shell company).

Our principal executive offices are located at 6325 Digital Way, Suite 460, Indianapolis, Indiana 46278 and our telephone number is (765) 828-2580. Our website address is www.iea.net. The information contained on our website is not incorporated by reference into, and does not form part of, this prospectus.

THE SUBSIDIARY GUARANTORS

The subsidiary guarantors may fully and unconditionally guarantee the payment obligations of Infrastructure and Energy Alternatives, Inc. under any series of debt securities offered using this prospectus. The subsidiary guarantors may alternatively co-issue the debt securities registered herein. Financial information concerning our subsidiary guarantors and any non-guarantor subsidiaries will, to the extent required by SEC rules and regulations, be included in our consolidated financial statements filed as part of our periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

RISK FACTORS

Investing in our securities involves certain risks. You should carefully consider the risk factors and all of the other information included in, or incorporated by reference into, this prospectus, including those included in our 2019 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in evaluating an investment in our securities. If any of these risks were to occur, our business, financial condition or results of operations could be adversely affected. In that case, you could lose all or part of your investment. For access to documents that are incorporated by reference into this prospectus, please see the section entitled, “Where You Can Find More Information” and “Incorporation by Reference.”

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This registration statement, of which this prospectus forms a part, and the documents to which the Company refers you in this registration statement, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “seek,” “target,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact, regarding expectations for the impact of COVID-19, future financial performance, business strategies, expectations for our business, future operations, liquidity positions, availability of capital resources, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements.

These forward-looking statements are based on information available as of the date hereof and as of the respective dates of the documents containing the forward-looking statements, and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. Forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•potential risks and uncertainties relating to COVID-19, including the geographic spread, the severity of the disease, the scope and duration of the COVID-19 pandemic, actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to treat its impact, and the potential negative impacts of COVID-19 on economies and financial markets;
•availability of commercially reasonable and accessible sources of liquidity and bonding;
•our ability to generate cash flow and liquidity to fund operations;
•the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate;
•our ability to identify acquisition candidates and integrate acquired businesses;
•consumer demand;
•our ability to grow and manage growth profitably;
•the possibility that we may be adversely affected by economic, business, and/or competitive factors;
•market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers;
•our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects;
•the effect on demand for our services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation;
•the ability of customers to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice;
•customer disputes related to the performance of services;
•disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion;
•our ability to replace non-recurring projects with new projects;
•the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable energy industry and related projects and expenditures;
•the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements;
•fluctuations in equipment, fuel, materials, labor and other costs;
•our beliefs regarding the state of the renewable wind energy market generally; and
•the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2019, and in our quarterly reports, other public filings and press releases.

We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

USE OF PROCEEDS

Except as may be stated in the applicable prospectus supplement, we intend to use the net proceeds we receive from any sales of securities by us under this prospectus and any accompanying prospectus supplement for general corporate purposes, which may include, among other things:

•reduction or refinancing of debt or other corporate obligations;
•additions to our working capital;
•capital expenditures; and
•potential future acquisitions.

When we offer particular securities, we will describe in the prospectus supplement relating to the securities how we intend to use the proceeds of the sale of those securities.

PLAN OF DISTRIBUTION

We may sell any of the securities being offered pursuant to this prospectus in any manner specified in a prospectus supplement or in any of the following manners:

•directly to purchasers;
•to or through underwriters;
•through dealers or agents; or
•through a combination of methods.

We may distribute the securities from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices. We may also determine the price or other terms of the securities offered under this prospectus by use of an electronic auction. The securities may be sold through an at-the-market offering, a rights offering, forward contracts or similar arrangements.

The prospectus supplement with respect to the securities being offered will set forth the terms of the offering, including the names of the underwriters, dealers or agents, if any, the purchase price of the securities and the public offering price, the net proceeds to us, any underwriting discounts and other items constituting underwriters’ compensation, any discounts or concessions allowed or reallowed or paid to dealers and any securities exchanges on which the securities may be listed. Also, if applicable, we will describe in the prospectus supplement how any auction will determine the price or any other terms, how potential investors may participate in the auction and the nature of the underwriters’ obligations with respect to the auction.

If underwriters are used in an offering, we will execute an underwriting agreement with the underwriters and will specify the name of each underwriter and the terms of the transaction (including any underwriting discounts and other terms constituting compensation of the underwriters and any dealers) in a prospectus supplement. If an underwriting syndicate is used, the managing underwriter(s) will be specified on the cover of the prospectus supplement. If underwriters are used in the sale, the offered securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time. Unless otherwise set forth in the prospectus supplement, the obligations of the underwriters to purchase the offered securities will be subject to conditions precedent, and the underwriters will be obligated to purchase all of the offered securities if any are purchased.

If dealers are used in an offering, we will sell the securities to the dealers as principals. The dealers then may resell the securities to the public at varying prices which they determine at the time of resale. The names of the dealers and the terms of the transaction will be specified in a prospectus supplement.

The securities may be sold directly by us or through agents we designate. If agents are used in an offering, the names of the agents and the terms of the agency will be specified in a prospectus supplement. Unless otherwise indicated in a prospectus supplement, the agents will act on a best-efforts basis for the period of their appointment.

We may engage in at-the-market offerings into an existing trading market in accordance with Rule 415(a)(4) under the Securities Act. In addition, we may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement so indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of securities, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of securities. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be named in the applicable prospectus supplement (or a post-effective amendment). In addition, we may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus and an applicable prospectus supplement. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.

We may also make direct sales through subscription rights distributed to our existing stockholders on a pro rata basis, which may or may not be transferable. In any distribution of subscription rights to our stockholders, if all of the underlying securities are not subscribed for, we may then sell the unsubscribed securities directly to third parties or may engage the services of one or more underwriters, dealers or agents, including standby underwriters, to sell the unsubscribed securities to third parties.

Dealers and agents named in a prospectus supplement may be deemed to be underwriters (within the meaning of the Securities Act) of the securities described therein. In addition, we may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any resales thereof.

Underwriters, dealers and agents may be entitled to indemnification by us against specific civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the underwriters or agents may be required to make in respect thereof, under underwriting or other agreements. The terms of any indemnification provisions will be set forth in a prospectus supplement. Certain underwriters, dealers or agents and their associates may engage in transactions with, and perform services for, us in the ordinary course of business.

In compliance with guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum consideration or discount to be received by any FINRA member or independent broker dealer may not exceed 8% of the aggregate amount of the securities offered pursuant to this prospectus and any applicable prospectus supplement.

Each series of securities is expected to be a new issue of securities with no established trading market, other than the Common Stock which is listed on the NASDAQ Capital Market under the symbol “IEA.” Any Common Stock sold pursuant to a prospectus supplement will be eligible for listing and trading on the NASDAQ Capital Market, subject to official notice of issuance. Any underwriters to whom securities are sold by us for public offering and sale may make a market in the securities, but the underwriters will not be obligated to do so and may discontinue any market making at any time without notice. The securities, other than the Common Stock, may or may not be listed on a national securities exchange. The transfer agent and registrar for the Common Stock is Continental Stock Transfer & Trust Company.

DESCRIPTION OF CAPITAL STOCK

The following summary of our Common Stock and Preferred Stock is based on and qualified by our Certificate of Incorporation and Bylaws. For a complete description of the terms and provisions of our equity securities, including our Common Stock, refer to our Certificate of Incorporation and Bylaws, both of which are incorporated by reference as exhibits to the registration statement for which this prospectus forms a part.
Our Certificate of Incorporation authorizes us to issue up to 151,000,000 shares of capital stock, consisting of 150,000,000 shares of Common Stock, and 1,000,000 shares of Preferred Stock, par value $0.0001 per share, the rights, powers, preferences and privileges of which may be established from time to time by our Board.

Common Stock

As of December 16, 2020, we have 22,789,262 shares of Common Stock issued and outstanding. Our Certificate of Incorporation provides that all of the shares of our Common Stock have identical rights, powers, preferences and privileges.
Voting Power. Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless specified by our Certificate of Incorporation or Bylaws, or as required by applicable provisions of the Delaware General Corporation Law (“DGCL”) or applicable stock exchange rules, the affirmative vote of a majority of our shares of Common Stock that are voted is required to approve any such matter voted on by our stockholders. Our Board is divided into three classes, each of which will serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors.

Dividends and Other Distribution. The holders of our Common Stock are entitled to receive ratable dividends when, as and if declared by the Board out of funds legally available therefor and subject to the provisions of the Series A Preferred Stock and Series B Preferred Stock.

Liquidation, Dissolution and Winding Up. In the event of our voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of the Common Stock will be entitled to receive an equal amount per share of all of our assets of whatever kind available for distribution to stockholders, after the rights of the holders of the Preferred Stock have been satisfied.

Preemptive Rights. Our stockholders have no preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to our Common Stock.
Preferred Stock
Our Certificate of Incorporation permits our Board, from time to time, to issue Preferred Stock in one or more series, and to establish the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

If we sell any series of Preferred Stock under this prospectus, we will fix the designations, powers, preferences and rights of such series of Preferred Stock, as well as the qualifications, limitations or restrictions thereof, in the certificate of designation relating to that series. We will file as an exhibit to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the form of any certificate of designation that describes the terms of the series of Preferred Stock that we are offering before the issuance of the related series of Preferred Stock. We urge you to read the applicable prospectus supplement (and any free writing prospectus that we may authorize to be provided to you) related to the series of Preferred Stock basis offered, as well as the complete certificate of designation that contains the terms of the applicable series of Preferred Stock. The rights, powers, preferences and privileges of holders of any Preferred Stock issued pursuant to this prospectus and any applicable prospectus supplement thereto will be subject to the rights of the holders of shares of
The issuance of Preferred Stock may adversely affect the rights of the holders of our Common Stock by, among other things:

•restricting dividends on the Common Stock;
•diluting the voting power of the Common Stock;
•impairing the liquidation rights of the Common Stock; or
•delaying or preventing a change in control without further action by holders of the Preferred Stock.

As a result of these or other factors, the issuance of Preferred Stock could have an adverse impact on the market price of our Common Stock.

Outstanding Preferred Stock

Our Board has designated the Series A Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock out of the authorized Preferred Stock. The Common Stock is junior to the Series A Preferred Stock and the Series B Preferred Stock. The Series A Preferred Stock is junior to the Series B Preferred Stock.

Series A Preferred Stock

As of December 16, 2020 we have 17,482.5 shares of Series A Preferred Stock issued and outstanding.
Number. The number of authorized shares of Series A Preferred Stock is 34,965.
Ranking. The Series A Preferred Stock ranks: (a) equally in right of payment with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, (b) senior in right of payment to Junior Stock, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and (c) junior in right of payment to Senior Stock, if any, with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock is junior to the Series B Preferred Stock, but senior to the Common Stock.
•“Parity Stock” means any class or series of capital stock of the Company authorized that expressly ranks equally with the Series A Preferred Stock with respect to the payment of dividends and in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.
•“Junior Stock” means the Common Stock and any other class or series of capital stock of the Company, other than Parity Stock, now existing or hereafter authorized not expressly ranking senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.
•“Senior Stock” means the Series B Preferred Stock or any class or series of capital stock of the Company hereafter authorized which expressly ranks senior to the Series A Preferred Stock and has preference or priority over the Series A Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

Stated Value. The Series A Preferred Stock has a stated value (the “Series A Stated Value”) as of a particular time with respect to a share of Series A Preferred Stock equal to the sum of (i) $1,000, plus (ii) the amount of accumulated but unpaid dividends compounded and accumulated on such share as a result of Series A Preferred Accumulated Dividends (as defined below), in each case of clauses (i) and (ii) as equitably adjusted for any stock dividend (including any dividend of securities convertible into or exchangeable for Series A Preferred Stock), stock split (including a reverse stock split), stock combination, reclassification or similar transaction with respect to the Series A Preferred Stock after the date of issuance of such share of Series A Preferred Stock.

Dividends. No dividends shall be paid on the Series A Preferred Stock unless as, if and when declared by the Board. Until the Series A Preferred Stock is redeemed (the “Dividend Cessation Date”), dividends will accrue for each Dividend Period with respect to each share of Series A Preferred Stock at the Accumulated Dividend Rate on the Stated Value of such share of Series A Preferred Stock and will increase the Stated Value of such share of Series A Preferred Stock on and effective as of the applicable Dividend Payment Date without any further action by the Board (the “Series A Preferred Accumulated Dividend”); provided, that, to the maximum extent not prohibited by the terms of the Series B Preferred Stock or of the Third A&R Credit Facility, and only as, if and when declared by the Board, dividends shall be declared and paid in cash with respect to each share of Series A Preferred Stock at the Cash Dividend Rate on the Stated Value of such share of Series A Preferred Stock and will be payable in cash quarterly in arrears on the applicable Dividend Payment Date (the “Series A Preferred Cash Dividend” and together with the Series A Preferred Accumulated Dividend, the “Series A Preferred Dividend”).

•“Dividend Period” means the period from the date of original issuance of the Series A Preferred Stock (the “Closing Date”) to the first Dividend Payment Date and each quarterly period thereafter.
•“Dividend Payment Date” means to the extent that any shares of Series A Preferred Stock are then outstanding, each of March 31, June 30, September 30 and December 31 or, to the extent any of the foregoing is not a Business Day, the first Business Day following such date. “Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.
•“Accumulated Dividend Rate” means (i) eight percent (8%) per annum during the period from the Closing Date until the date (the “18 Month Anniversary Date”) that is 18 months from the Closing Date; provided, however, if the Company does not hold a special stockholders meeting to obtain approval under Nasdaq Marketplace Rule 5635 (“Stockholder Rule 5635 Approval”) within 90 days of the Closing Date, then the rate shall be ten percent (10%) during the period from the date that is 91 days from the Closing Date until the 18 Month Anniversary Date and (ii) twelve percent (12%) per annum during the period from and after the 18 Month Anniversary Date; provided that, from and after the occurrence of any Non-Payment Event or Default Event and until the cure, resolution or waiver of such Non-Payment Event or Default Event, as the case may be, the Accumulated Dividend Rate shall be the Accumulated Dividend Rate as otherwise determined pursuant to the foregoing clause (i) or (ii) plus 2% per annum.
•“Non-Payment Event” means failure of the Company to (i) make, on any Dividend Payment Date, any cash dividend payments the Company is obligated to make on such Dividend Payment Date pursuant to the Series A Certificate, or (ii) redeem any shares of Series A Preferred Stock as and when required in accordance with Series A Certificate, in either case which is not cured within five (5) days after written notice from the Stockholders’ Representative after such default.
•“Default Event” means any material breach by the Company of its obligations under the Series A Certificate, other than a Non-Payment Event, which, if curable, is not cured on or prior to the 30th day after receipt of written notice from the Stockholders’ Representative after such default.
•“Cash Dividend Rate” means (i) six percent (6%) per annum from the Closing Date until the 18 Month Anniversary Date; provided, however, if the Company does not hold a special stockholders meeting to obtain Stockholder Rule 5635 Approval within 90 days of the Closing Date, then the rate shall be eight percent (8%) during the period from the date that is 91 days from the Closing Date until the 18 Month Anniversary Date and (ii) ten percent (10%) per annum during the period from and after the 18 Month Anniversary Date; provided that, (x) so long as any shares of Series B Preferred Stock is outstanding or (y) from and after the occurrence of any Non-Payment Event or Default Event and until the cure, resolution or waiver of such Non-Payment Event or Default Event, as the case may be, the Cash Dividend Rate shall be the Cash Dividend Rate as otherwise determined pursuant to the foregoing clause (i) or (ii) plus 2% per annum.

The Series A Preferred Dividend shall accumulate daily on the basis of a 360-day year consisting of twelve 30-day periods on the Stated Value of each share of Series A Preferred Stock (as such Stated Value may be increased by any Series A Preferred Accumulated Dividends pursuant to the Series A Certificate) and (y) the amount of Series A Preferred Dividends accumulated on the Series A Preferred Stock for any period other than a full Dividend Period shall be computed on the basis of the actual number of days elapsed during the period over a 360-day year. The dividends that accrued with respect to each share of Series A Preferred Stock for the Dividend Periods ended on December 31, 2018 and March 31, 2019, respectively, are deemed to have accrued at the Accumulated Dividend Rate on the Stated Value of such share of Series A Preferred Stock and to have increased the Stated Value of such share of Series A Preferred Stock on and effective as of such respective Dividend Payment Date without any further action by the Board, and such dividends shall constitute Series A Preferred Accumulated Dividends.

Until the Dividend Cessation Date of all shares of Series A Preferred Stock, neither the Company nor any of its subsidiaries shall declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Company or any of its subsidiaries, other than (i) dividends payable on (A) Senior Stock, (B) Parity Stock in compliance, to the extent applicable, with the provisions of the Series A Certificate, and (C) Common Stock payable solely in the form of additional shares of Common Stock, and (ii) dividends or distributions by a subsidiary. Until the Dividend Cessation Date of all Series A Preferred Stock, neither the Company nor any of its subsidiaries shall redeem, purchase or otherwise acquire directly or indirectly any (x) Junior Stock, other than repurchases of Common Stock of departing directors and officers of the Company, (y) Parity Stock, other than in compliance, to the extent applicable, with the provisions of the Series A Certificate.
Liquidation Event. Subject to the rights of the holders of any Senior Stock or Parity Stock in connection therewith, upon any Liquidation Event, each holder of Series A Preferred Stock shall be entitled to be paid, out of the assets of the Company legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock in connection with such Liquidation Event, an amount per share of Series A Preferred Stock held by such holder equal to the sum of (i) the Stated Value plus (ii) all accrued and unpaid dividends, if any, with respect to such share calculated through the day prior to such payment.

•A “Liquidation Event” means (i) effecting any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (ii) any voluntary or involuntary filing for bankruptcy, insolvency, receivership or any similar proceedings by or against the Company or any of its subsidiaries that holds, directly or indirectly, all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis, (iii) a receiver or trustee is appointed for all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis, or (iv) the Company or any subsidiary of the Company that owns all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis makes an assignment for the benefit of its creditors.

Voting Rights. Other than any voting rights provided by law or as expressly provided by the Series A Certificate, the holders of the Series A Preferred Stock (in their capacities as such) shall not have voting rights of shareholders under this the Series A Certificate, the Certificate of Incorporation, the Bylaws and the Securities Act, on account of the shares of Series A Preferred Stock from time to time held by such holders.

Consent Rights. Until the Dividend Cessation Date of all Series A Preferred Stock, the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly (whether by merger, consolidation, amendment of the Series A Certificate or otherwise), without the prior written approval of the Stockholders’ Representative:

•create, or authorize the creation of, or issue or obligate itself to issue any shares of, (A) Senior Stock, other than the Series B Preferred Stock (provided that, (A) any issuances of Series B Preferred Stock other than the Approved Series B Shares (whether or not the Approved Series B Shares have been redeemed or otherwise retired) and (B) any amendments, waivers or other modifications to the Series B Certificates that are adverse to any holder of Series A Preferred Stock shall require the prior written approval of the Stockholders’ Representative), (B) Parity Stock (including any Series A Preferred Stock, other than the Series A Preferred Stock issued pursuant to the Merger Agreement), (C) any capital stock that votes as a single class with the Series A Preferred Stock on any of the matters which require the consent of the holders of a majority of the Series A Preferred Stock pursuant the Series A Certificate, or (D) any capital stock of a subsidiary of the Company, other than a wholly owned subsidiary of the Company; provided, that, this clause (D) shall not apply to capital stock of a subsidiary of the Company issued as consideration for a bona-fide acquisition by the Company or any of its subsidiaries approved by the Board and the primary purpose of which is not to obtain financing;
•reclassify, alter or amend any capital stock of the Company or its subsidiaries if such reclassification, alteration or amendment would render such other capital stock senior to or pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company or the payment of dividends;
•enter into any agreement with respect to, or consummate, any merger, consolidation or similar transaction with any other person pursuant to which the Company or such subsidiary would not be the surviving entity in such transaction, if as a result of such transaction, any capital stock or equity or equity-linked securities of such person would rank senior to or pari passu with the Series A Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the surviving entity or such subsidiary;
•assume, incur or guarantee, or authorize the creation, assumption, incurrence or guarantee of, any indebtedness for borrowed money (specifically excluding letters of credit, performance or payment bonds, and capitalized lease obligations) if, after taking into account such assumption, incurrence or guarantee of such indebtedness for borrowed money, the aggregate outstanding amount of such indebtedness for borrowed money of the Company and its subsidiaries would exceed $5,000,000 on a consolidated basis, other than (x) any indebtedness for borrowed money under the Third A&R Credit Facility or (y) any refinancing thereof in a principal amount not to exceed the available amount under the Third A&R Credit Facility;
•authorize or consummate any Change of Control (as defined below) or Liquidation Event unless on or prior to the consummation of such Change of Control or Liquidation Event, all shares of Series A Preferred Stock will be redeemed, paid or purchased in full at the Redemption Price (as defined below); or
•alter, amend, supplement, restate, waive or otherwise modify any provision of the Series A Certificate or any other governing document of the Company (including any other certificate of designations with respect to Preferred Stock) in a manner that would reasonably be expected to be materially adverse to the rights or obligations of the holders of the Series A Preferred Stock.

Optional Redemption. Subject to the terms of the Series B Preferred Stock, the Company may, at any time and from time to time, redeem all or any portion of the shares of Series A Preferred Stock then outstanding; provided, that any such redemption shall be on a pro rata basis among the holders of Series A Preferred Stock in accordance with the number of shares of Series A Preferred Stock then held by such holders. In connection with any redemption, the Company shall pay a price per share of Series A Preferred Stock in cash equal to the Stated Value thereof plus all accrued and unpaid dividends thereon calculated through the day prior to such redemption (the “Redemption Price”). There shall be no premium or penalty payable in connection with any redemption.

Redemption in Connection with Certain Events. Subject to compliance with the terms of the Third A&R Credit Agreement, the Company is required to redeem all of the Series A Preferred Stock as a condition to the consummation of a Change in Control at the Optional Redemption Price, as well as use the net cash proceeds from any Qualifying Equity Sale or

Significant Disposition to redeem the maximum number of shares of Series B Preferred Stock, on a pro rata basis, at the Optional Redemption Price that are redeemable from the net cash proceeds from such Qualifying Equity Sale or Significant Disposition.
•“Change in Control” means any (a) direct or indirect acquisition (whether by a purchase, sale, transfer, exchange, issuance, merger, consolidation or other business combination) of shares of capital stock or other securities, in a single transaction or series of related transactions, (b) merger, consolidation or other business combination directly or indirectly involving the Company, (c) reorganization, equity recapitalization, liquidation or dissolution directly or indirectly involving the Company, in each case for clauses (a) - (c) which results in any one person, or more than one person that are affiliates or that are acting as a group, acquiring direct or indirect ownership of equity securities of the Company which, together with the equity securities held by such person, such person and its affiliates or such group, constitutes more than 50% of the total direct or indirect voting power of the equity securities of the Company, taken as a whole, or (d) direct or indirect sale, lease, exchange, transfer or other disposition, in a single transaction or series of related transactions, of assets or businesses that constitute or represent all or substantially all of the consolidated assets of the Company and the Company subsidiaries, taken as a whole; provided, that no Change of Control shall be deemed to have occurred pursuant to the foregoing clauses (a) through (d), (A) if the acquirer in such transaction is or the acquiring group in such transaction includes, directly or indirectly, Oaktree Capital Management, L.P., Oaktree and/or any affiliates of the foregoing, the “Oaktree Holders”) or (B) if such Change of Control was the result, in whole or in part, of a sale, directly or indirectly, to the applicable acquirer (or an affiliate thereof) of shares of the Company or other rights in respect of shares of the Company owned by the Oaktree Holders (excluding for purposes of clause (B) to this proviso (x) any sales (other than block trades in which such Oaktree Holder is either (i) selling capital stock or other securities of the Company in an amount in excess of 10% of the then outstanding capital stock of the Company or (ii) was reasonably aware of the counterparty(ies) to such block trade) in the open market (including sales conducted by a third-party underwriter, initial purchaser or broker-dealer) and (y) any merger, tender offer or other transaction described in the foregoing clauses (a) through (d) approved by a majority of the board of directors of the Company (excluding any vote of the GFI Designees (as defined in the First A&R Investor Rights Agreement, as amended) for this purpose)).
•“Qualifying Equity Sale” means the sale by the Company or any of its subsidiaries of any capital stock of the Company or such subsidiary, including the sale of such capital stock upon the cash exercise of any warrants issued by the Company; provided that “Qualifying Equity Sale” shall not include (i) sales of any Common Stock of the Company or derivatives thereof (such as options) to management, consultants or directors of the Company or any of its subsidiaries pursuant to a stock incentive plan approved by the Board, (ii) sales of capital stock to the extent the proceeds thereof are used to maintain the Company’s solvency (as reasonably determined by the Board as of the date of issuance) or to avoid a default under any bona-fide credit agreement to which the Company or any of its subsidiaries are subject (e.g., an equity cure) with any lender or (iii) issuances of capital stock of the Company to any person as consideration for any bona-fide acquisition by the Company or any of its subsidiaries approved by the Board (including any Board member nominated by GFI) and the primary purpose of which is not to obtain financing.
•“Significant Disposition” means any direct or indirect sale, lease, license, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of any assets or businesses of the Company and/or its subsidiaries outside the ordinary course of business for which the Company and/or its subsidiaries receives consideration having a value in excess of $5,000,000.

Conversion into Common Stock. Any holder of Series A Preferred Stock may elect, by written notice to the Company (w) at any time and from time to time on or after the third anniversary of the Closing Date, (x) at any time and from time to time, if at such time the terms of the Series B Preferred Stock or of the Third A&R Credit Facility would prohibit the Company from paying dividends in cash pursuant to the Series A Certificate), (y) at any time any shares of Series B Preferred Stock is outstanding or (z) at any time and from time to time on or after the occurrence of a Non-Payment Event or Default Event until such Non-Payment Event or Default Event is cured by the Company, to cause the Company to convert, without the payment of additional consideration by such holder, all or any portion of the issued and outstanding shares of Series A Preferred Stock held by such holder, as specified by such holder in such notice, into a number of shares of Common Stock determined by dividing (i) the Stated Value plus accrued and unpaid dividends as of the conversion date for the share(s) of Series A Preferred Stock to be converted by (ii) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately prior to the conversion date; provided, however, that if a Non-Payment Event or Default Event has occurred and has not been cured by the Company as of the conversion date, or if such holder is converting pursuant to provision (x) or (y) above, the Company shall issue to such holder a number of shares of Common Stock determined by dividing (1) the Stated Value plus accrued and unpaid dividends as of the conversion date for the share(s) of Series A Preferred Stock to be converted by (2) the product of (x) 90% multiplied by (y) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately prior to the conversion date.

Series B Preferred Stock

We have three designations of Series B Preferred Stock outstanding that were issued from the Company’s authorized and unissued shares of preferred stock: Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock. As of December 16, 2020, we have 50,000 shares of Series B-1 Preferred Stock issued and outstanding, 50,000 shares of Series B-2 Preferred Stock issued and outstanding and 99,474 shares of Series B-3 Preferred Stock issued and outstanding. Except as noted below, the terms of the Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock are substantially similar.
Number. The number of authorized shares of Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock is 50,000 shares, 50,000 shares and 130,000 shares, respectively.
Ranking. The Series Preferred Stock ranks: (a) equally in right of payment with any class or series of capital stock of the Company that expressly ranks (a) equally in right of payment with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, (b) senior in right of payment to Junior Stock, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and (c) junior in right of payment to Senior Stock, if any, with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.
•“Parity Stock” means any class or series of capital stock of the Company authorized that expressly ranks equally with the Series B Preferred Stock with respect to the payment of dividends and in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock are considered Parity Stock with respect to each other.
•“Junior Stock” means (i) the Series A Preferred Stock, (ii) the Common Stock and (iii) any other class or series of capital stock of the Company, other than Parity Stock, now existing or hereafter authorized not expressly ranking senior to any of the Series B Preferred Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.
•“Senior Stock” means any class or series of capital stock of the Company authorized which expressly ranks senior to the Series B Preferred Stock and has preference or priority over the Series B Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.
Stated Value. The Series B Preferred Stock has a stated value (the “Stated Value”) as of a particular time with respect to a share of Series B Preferred Stock, of an amount equal to the sum of (i) $1,000, as equitably adjusted for any stock dividend (including any dividend of securities convertible into or exchangeable for Series B Preferred Stock), stock split (including a reverse stock split), stock combination, reclassification or similar transaction with respect to the Series B Preferred Stock after the date of issuance of such share of Series B Preferred Stock, plus (ii) the amount of accumulated but unpaid dividends compounded and accumulated on such share as a result of Series B Preferred Dividends.
Dividends. No dividends shall be paid on any shares of Series B Preferred Stock unless as, if and when declared by the Board. Except as set forth in the Certificate, dividends accumulate for each Dividend Period with respect to each share, or fraction of a share, of Series B Preferred Stock at the Accumulated Dividend Rate on the Stated Value per whole share (or fraction thereof with respect to fractional shares) and will increase the Stated Value of such share of Series B Preferred Stock on and effective as of the applicable Dividend Date without any further action by the Board (the “Series B Preferred Accumulated Dividend”); provided, that, to the extent not prohibited by applicable law, and only as, if and when declared by the Board, dividends will be declared and paid in cash with respect to each share, or fraction of a share, of Series B Preferred Stock at the Cash Dividend Rate on the Stated Value per whole share (or fraction thereof with respect to fractional shares) and will be payable in cash quarterly in arrears on the applicable Dividend Date (the “Series B Preferred Cash Dividend” and together with the Series B Preferred Accumulated Dividend, the “Series B Preferred Dividend”).
•“Dividend Period” means the period from the applicable issue date to the first applicable Dividend Date, and each quarterly period thereafter.
•“Dividend Date” means to the extent that any shares of Series B Preferred Stock are then outstanding, each of March 31, June 30, September 30 and December 31 or, to the extent any of the foregoing is not a Business Day, the first Business Day following such date. A “Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

•“Accumulated Dividend Rate” means, in the case of Series B-1 Preferred Stock, 18% per annum from and including the date of the closing of the original issuance of Series B Preferred Stock until the date of the closing of the original issuance of Series B-3 Preferred Stock and 15% per annum thereafter, in the case of Series B-2 Preferred Stock, 18% per annum from and including the date of the closing of the original issuance of Series B-2 Preferred Stock until the date of the closing of the original issuance of Series B-3 Preferred Stock and 15% per annum thereafter, and in the case of Series B-3 Preferred Stock, 15% per annum; provided, that, from and after the occurrence of any Non-Payment Event or Default Event and until the cure, resolution or waiver of such Non-Payment Event or Default Event, as the case may be, the Accumulated Dividend Rate shall be the Accumulated Dividend Rate as otherwise determined pursuant to this definition plus 2% per annum. A “Non-Payment Event” means failure of the Company to redeem any shares of Series B Preferred Stock as and when required in accordance with the Certificate, in either case which is not cured within five (5) days after written notice from Ares after such default. A “Default Event” means any material breach by the Company of its obligations under this Certificate, other than a Non-Payment Event, which, if curable, is not cured on or prior to the 30th day after receipt of written notice from Ares after such default.
•“Cash Dividend Rate” means with respect to any Dividend Period for which the Total Net Leverage Ratio is greater than 1.50 to 1.00, 13.5% per annum, and (ii) with respect to any Dividend Period for which the Total Net Leverage Ratio is less than or equal to 1.50 to 1.00, 12% per annum. The “Total Net Leverage Ratio” means, with respect to any Dividend Period, the “Total Net Leverage Ratio” (as defined under the Third A&R Credit Agreement), calculated as of the date of the most recently provided compliance certificate under the Third A&R Credit Agreement as of the beginning of such Dividend Period.
Other than as permitted pursuant to the Certificate, any Series B Preferred Cash Dividend shall be paid prior and in preference to dividends or distributions on shares of Common Stock and any shares of other Junior Stock, pari passu with and on a Pro Rata Dividend Basis with any other shares of Series B Preferred Stock and pari passu with any shares of any other Parity Stock (to the extent such Parity Stock is such because it ranks on a par with the Series B Preferred Stock as to dividends). Commencing on the applicable issue date, the applicable Series B Preferred Dividend shall accumulate daily on the basis of a 360-day year consisting of twelve 30-day periods on the Stated Value of each share of Series B Preferred Stock (as such Stated Value may be increased by any Series B Preferred Accumulated Dividends and the amount of Series B Preferred Dividends accumulated on the Series B Preferred Stock for any period other than a full Dividend Period shall be computed on the basis of the actual number of days elapsed during the period over a 360-day year.

Until the Series B Preferred Stock is redeemed (the “Dividend Cessation Date”), neither the Company nor any of its subsidiaries shall declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Company or any of its subsidiaries, other than (i) dividends payable on (A) Senior Stock, (B) the Series B Preferred Stock under their respective certificates, (C) other Parity Stock except in accordance with the Certificates and (D) Junior Stock payable solely in the form of additional shares of Junior Stock, and (ii) dividends or distributions by a subsidiary; provided that the Company may pay cash dividends on the Series A Preferred Stock (“Class A Cash Dividends”) if permitted by the terms of the Certificates and either (x) no dividends have accumulated on any shares of Series B Preferred Stock prior to or on the date such dividend is paid on the Series A Preferred Stock or (y) as of the date such dividend is paid on the Series A Preferred Stock, the Company has redeemed, in accordance with the Series B Certificates, shares of Series B Preferred Stock having a Stated Value that has been increased as a result of all Series B Preferred Accumulated Dividends that have accumulated since the applicable amendment or issue of the Series B Preferred Stock in respect of shares of Series B Preferred Stock outstanding as of such date and the Company has paid a Series B Preferred Cash Dividend for such dividend period with respect to any shares of Series B Preferred Stock that remain outstanding.
Holders who exercise their Subscription Rights and receive shares of Series B-3 Preferred Stock will receive a partial dividend with respect to the dividend period ended March 31, 2020, computed on the basis of the actual number of days elapsed during the period during which the Series B-3 Preferred Stock issued in the Rights Offering was outstanding over a 360-day year.
Liquidation Event. Subject to the rights of the holders of any Senior Stock or Parity Stock in connection therewith, upon any Liquidation Event (as defined below), each holder of Series B Preferred Stock shall be entitled to be paid, out of the assets of the Company legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock in connection with such Liquidation Event, an amount per share of Series B Preferred Stock held by such holder equal to the sum of (i) the Stated Value plus (ii) all accumulated and unpaid dividends, if any, with respect to such share calculated through the day prior to such payment.
•A “Liquidation Event” means (i) effecting any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (ii) any voluntary or involuntary filing for bankruptcy, insolvency, receivership or any similar proceedings by or against the Company or any of its subsidiaries that holds, directly or indirectly, all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis, (iii) a receiver or trustee is appointed for all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis or (iv) the Company or any subsidiary of the Company that owns all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis makes an assignment for the benefit of its creditors.
Voting Rights. Other than any voting rights provided by applicable law or as expressly provided by the Series B Certificates, the holders of the Series B Preferred Stock (in their capacities as such) do not have voting rights of shareholders under the Series B Certificates, the Certificate of Incorporation, the Bylaws and the Securities Act, on account of the shares of Series B Preferred Stock from time to time held by such holders.

As If Converted Voting. From and after such time as the Conversion Conditions are satisfied, on each matter submitted to a vote of the stockholders of the Company other than the election of directors, the shares of Series B Preferred Stock shall vote with the Common Stock as a single class. Each share of Series B Preferred Stock shall have a number of votes equal to the number of shares of Common Stock that such share of Series B Preferred Stock would have been converted into pursuant to conversion upon failure to redeem as of the record date for the applicable vote of stockholders (without giving effect to the Conversion Floor (as hereinafter defined)), with such record date being deemed to be the Conversion Date (as defined below); provided, that, for so long as the Company is subject to the NASDAQ Marketplace Rules, for purposes of any shareholder approvals required pursuant to Nasdaq Marketplace Rule 5635(a), (b), (c) and (d) as in effect on the date hereof, each share of Series B Preferred Stock shall have a number of votes determined by dividing (i) the Stated Value plus, without duplication, accrued and unpaid dividends as of the record date for the applicable vote of stockholders by (ii) the greater of (a) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately prior to the record date for the applicable vote of stockholders and (b) $2.83 (equitably adjusted for any stock dividend (including any dividend of securities convertible into or exchangeable for Series B Preferred Stock or Common Stock), stock split (including a reverse stock split), stock combination, reclassification or similar transaction).

•“Conversion Conditions” means satisfaction of the following conditions: both (x) the holders of the Company’s capital stock entitled to vote on such matters shall have approved the issuance of the Common Stock upon conversion of the Series B Preferred Stock in compliance with Nasdaq Marketplace Rule 5635, and (y) at least sixty days shall have elapsed following the Mandatory Redemption Date (as defined below).
Consent Rights. Until the Dividend Cessation Date of all Series B Preferred Stock, the Company shall not, and shall cause its subsidiaries not to, directly or indirectly (whether by merger, consolidation, amendment of the Series B Certificates or otherwise), without the prior written approval of Ares:

•create, or authorize the creation of, or issue or obligate itself to issue any shares of, (A) Senior Stock, (B) other than pursuant to the Preferred Exchange Agreement or the Rights Offering, Parity Stock (including any Series B Preferred Stock), (C) any capital stock that votes as a single class with the Series B Preferred Stock on any of the matters which require the consent of the holders of a majority of the Series B Preferred Stock, or (D) any capital stock of a Subsidiary of the Company, other than issuances by a wholly owned subsidiary of the Company to the Company;
•reclassify, alter or amend any capital stock of the Company or its subsidiaries if such reclassification, alteration or amendment would render such other capital stock senior to or pari passu with the Series B Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company or the payment of dividends;
•enter into any agreement with respect to, or consummate, any merger, consolidation or similar transaction with any other person pursuant to which the Company or such subsidiary would not be the surviving entity in such transaction, if as a result of such transaction, any capital stock or equity or equity-linked securities of such person would rank senior to or pari passu with the Series B Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the surviving entity or such subsidiary;
•assume, incur or guarantee, or authorize the creation, assumption, incurrence or guarantee of, any indebtedness for borrowed money (specifically excluding letters of credit, performance or payment bonds, and capitalized lease obligations) if, after taking into account such assumption, incurrence or guarantee of such indebtedness for borrowed money, the aggregate outstanding amount of such indebtedness for borrowed money of the Company and its subsidiaries would exceed $5,000,000 on a consolidated basis, other than any indebtedness for borrowed money under the Third A&R Credit Agreement (or any refinancing thereof) in a principal amount not to exceed the specified debt limit;
•authorize or consummate any Change of Control (as defined in the Series B Certificates) or Liquidation Event unless on or prior to the consummation of such Change of Control or Liquidation Event, all shares of Series B Preferred Stock will be redeemed, paid or purchased in full at the price specified in this Series B Certificates, as applicable;
•alter, amend, supplement, restate, waive or otherwise modify any provision of the Series B Certificates or any other governing document of the Company (including the Certificate of Incorporation, Bylaws and any other certificate of designations) in a manner that would reasonably be expected to be materially adverse to the rights or obligations of the holders of the Series B Preferred Stock; provided that any amendments that are either (i) adversely disproportionate to holders of the any series of Series B Preferred Stock as compared to other holders of the other Series B Preferred Stock or (ii) adversely affect the definition of Cash Dividend Rate or Accumulated Dividend Rate or the redemption required by the Series B Certificates shall require the prior written approval of each adversely affected holder of Series B Preferred Stock;
•alter, amend, supplement, restate, waive or otherwise modify or enter into any governing document of the Company or any other document to which the Company is or will be party or by which it or any of its property is or will be bound in a manner that is reasonably expected to be adverse to the rights of the holders of the Series B-1 Preferred Stock or the holders of the Series B-2 Preferred Stock to appoint a Series B Director;
•at any time when the Company is prohibited from making Class A Cash Dividends, utilize the restricted payment basket set forth in the Third A&R Credit Agreement for any purpose other than making a Series B Preferred Cash Dividends or redeeming, repurchasing or otherwise retiring Series B Preferred Stock, provided that any dividends paid in respect of each share of Series B Preferred Stock shall be made on a pro rata basis and any redemptions, repurchases or other retirements of shares of Series B Preferred Stock shall comply with the respective Series B Certificates;
•enter into any amendment to the Third A&R Credit Agreement (including an amendment and restatement or refinancing) that materially and adversely affects the ability of the Company to make cash dividend payments, liquidation payments or redemption payments;
•increase the size of the Board;
•conduct any business or enter into or conduct any transaction or series of transactions with, or for the benefit of, any affiliate of the Company (other than transactions with or among wholly-owned subsidiaries of the Company) other than (A) compensation of members of the Board and officers, in their capacity as such, as approved by the Board, (B) payments of dividends on and redemption or repurchase of Series A Preferred Stock or Series B Preferred Stock, (C) actions taken pursuant to any agreement with an affiliate in effect as of the amendment date or issue date or (D) transactions with portfolio companies of affiliates of the Company, including portfolio companies or subsidiaries of any parent company of any affiliate (including, with respect to Oaktree, Brookfield Asset Management, Inc.), in the ordinary course of business on arms-length terms;
•enter into any transaction, contract, agreement or series of related transactions, contracts or agreements with respect to the provision of services to customers involving aggregate consideration in excess of $175,000,000 in the case of the Issuer’s operations involved in the provision of rail infrastructure services or in case of other operations, in excess of $125,000,000;
•the Company shall not, and shall cause its Subsidiaries (other than SAIIA Holdings, LLC (“SAIIA”) and Subsidiaries of SAIIA) not to, directly or indirectly (whether by merger, consolidation, amendment of this Series B Certificates or otherwise), without the prior written approval of Ares:
•enter into any agreement with respect to, or consummate, any merger, consolidation or similar transaction with SAIIA or any of its subsidiaries;
•assume, incur or guarantee, or authorize the creation, assumption, incurrence or guarantee of, any Indebtedness (as defined in the Third A&R Credit Agreement) or other obligations or liabilities of (including the assumption of any joint and several liabilities), by, or for the benefit of SAIIA or any of its subsidiaries, other than Permitted Investments (as defined below);
•create, incur, assume or permit to exist any lien upon or with respect to any property or assets (whether now owned or hereafter acquired) for the benefit of SAIIA or any of its subsidiaries or securing any obligations of SAIIA or any of its subsidiaries, other than Permitted Investments;
•consummate any sale, lease, transfer, issuance or other disposition (or series of related sales, leases, transfers, issuances or dispositions), including any disposition by means of a merger, consolidation or similar transaction, of any shares of Capital Stock of a Subsidiary or any other assets of the Company or any Subsidiary to SAIIA or any of its Subsidiaries, other than Permitted Investments; or
•make any advance, loan, extension of credit (by way of guarantee or otherwise) or capital contribution to, or purchase any capital stock, bonds, notes, debentures or other debt securities of, SAIIA or any of its subsidiaries (collectively, the “Investments”), except (x) in connection with intercompany services in the ordinary course of business and consistent with past practice, including services in connection with payroll, cash management, cash pooling, tax management and working capital management, (y) Investments and any other transaction described in the three items above that in the aggregate do not to exceed in any fiscal year, $10,000,000 plus the actual cash dividends or other distributions in respect of capital stock received by the Company and its subsidiaries (other than SAIIA and its subsidiaries) from SAIIA and its subsidiaries and (z) joint and several obligations of SAIIA and its subsidiaries with the Company and its subsidiaries with respect to (A) the Third A&R Credit Agreement (including any refinancing thereof in compliance with these provisions) and (B) surety bonds, in each case other than in connection with indebtedness, letters or credit, or surety bonds incurred for the benefit of SAIIA and its subsidiaries subsequent to the date of this Agreement (collectively, “Permitted Investments”).

Optional Redemption. The Company may, at any time and from time to time, redeem all or any portion of the any series of Series B Preferred Stock then outstanding at the Optional Redemption Price per share; provided, that any redemption of less than all of the such series of Series B Preferred Stock outstanding shall be on a pro rata basis among the holders of the series of Series B Preferred Stock in accordance with the number of shares of Series B-3 Preferred Stock then held by such holders.
•The Optional Redemption Price is a price per share of Series B Preferred Stock in cash equal to the greater of (i) the Stated Value thereof plus all accrued and unpaid dividends thereon since the immediately preceding Dividend Date calculated through the day prior to such redemption and (ii) $1,500, plus all accrued and unpaid dividends thereon since the immediately preceding Dividend Date calculated through the day prior to such redemption, minus the amount of any Series B-3 Preferred Cash Dividends actually paid on such share of Series B-3 Preferred Stock since the applicable amendment or issue date of the Series B Preferred Stock.
Mandatory Redemption. On February 15, 2025, the Company shall redeem all shares of Series B Preferred Stock then outstanding at the Mandatory Redemption price per share. The Mandatory Redemption price per share equals a price per share of Series B Preferred Stock in cash equal to the Stated Value thereof plus all accumulated and unpaid dividends thereon calculated through the day prior to such redemption.

If the Company does not redeem all shares of Series B Preferred Stock outstanding within sixty (60) days from the Mandatory Redemption Date, then during the period from the sixtieth (60th) day following the Mandatory Redemption Date until the date upon which all shares of Series B-3 Preferred Stock then outstanding are redeemed in full,

•to the fullest extent permitted by applicable law, the Board shall owe a fiduciary duty to all holders of Series B Preferred Stock and accordingly, shall owe the same fiduciary duties to holders of Series B Preferred Stock and the holders of the Common Stock as if the Series B Preferred Stock and the Common Stock comprise a single class of common stock of the Company;
•the size of the Board shall be increased such that holders of Series B Preferred Stock shall, so long as any shares of Series B Preferred Stock remain outstanding, at all times have the right to designate and appoint (and the corresponding right to remove and fill vacancies respecting) a majority of the members of the Board (including any committees thereof) acting by a vote of a majority of shares of the Series B Preferred Stock voting together as a class; provided that, for so long as the Company is subject to the NASDAQ Marketplace Rules, the holders of Series B Preferred Stock shall only have such rights if on an as-converted basis calculated in accordance with conversion rates of the Series B Certificates (without giving effect to the Conversion Floor), the holders of Series B Preferred Stock and their affiliates “beneficially own” (within the meaning of Rule 13d-3 under the Exchange Act) greater than 50% of the voting power of the Common Stock and the Series B Preferred Stock voting as a single class; and
•the Accumulated Dividend Rate and the Cash Dividend Rate shall each be increased to a rate of 25% per annum on the Series B Preferred Stock until the redemption in full of all of the Series B Preferred Stock in accordance with the terms of the Series B Certificates.
Redemption in Connection with Certain Events. Subject to compliance with the terms of the Third A&R Credit Agreement, the Company is required to redeem all of the Series B Preferred Stock as a condition to the consummation of a Change in Control at the Optional Redemption Price, as well as use the net cash proceeds from any Qualifying Equity Sale or Significant Disposition to redeem the maximum number of shares of Series B Preferred Stock, on a pro rata basis, at the Optional Redemption Price that are redeemable from the net cash proceeds from such Qualifying Equity Sale or Significant Disposition.

•A “Change of Control” means any (a) direct or indirect acquisition (whether by a purchase, sale, transfer, exchange, issuance, merger, consolidation or other business combination) of shares of capital stock or other securities, in a single transaction or series of related transactions, (b) merger, consolidation or other business combination directly or indirectly involving the Company (c) reorganization, equity recapitalization, liquidation or dissolution directly or indirectly involving the Company, in each case for clauses (a) - (c) which results in any one person, or more than one person that are affiliates or that are acting as a group, other than a permitted holder, acquiring direct or indirect ownership of equity securities of the Company which, together with the equity securities held by such person, such person and its affiliates or such group, constitutes more than 50% of the total direct or indirect voting power of the equity securities of the Company, taken as a whole, or (d) direct or indirect sale, lease, exchange, transfer or other disposition, in a single transaction or series of related transactions, of assets or businesses that constitute or represent all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to a person other than the Company, any of its subsidiaries, or a permitted holder; provided, that no Change of Control shall be deemed to have occurred pursuant to clause (a) due to the acquisition of shares of Common Stock by Oaktree or its affiliates upon (x) the conversion of shares of Series A Preferred Stock held by Oaktree or its affiliates on the date hereof into shares of Common Stock, (y) pursuant to Section 3.6 of the Merger Agreement or (z) the exercise of any warrants. For the avoidance of doubt, a Change of

Control shall be deemed to have occurred if Oaktree acting alone or in a group (as defined in Section 13(d)(3) of the Exchange Act)) with any Person (other than another Permitted Holder) consummates a merger, acquisition or similar transaction with the Company or any of its Subsidiaries.
•A “Qualifying Equity Sale” means the sale by the Company or any of its subsidiaries of any capital stock of the Company or such subsidiary, including the sale of such capital stock upon the cash exercise of any warrants issued by the Company; provided that “Qualifying Equity Sale” shall not include (i) sales of any Common Stock of the Company or derivatives thereof (such as options) to management, consultants or directors of the Company or any of its subsidiaries pursuant to a stock incentive plan approved by the Board, (ii) sales of capital stock to the extent the proceeds thereof are used to maintain the Company’s solvency (as reasonably determined by the Board as of the date of issuance) or to avoid a default under any bona-fide credit agreement to which the Company or any of its subsidiaries are subject (e.g., an equity cure) with any lender, (iii) issuances of capital stock of the Company to any person as consideration for any bona-fide acquisition by the Company or any of its subsidiaries approved by the Board (including any Board member nominated by Ares) and the primary purpose of which is not to obtain financing, (iv) issuance of capital stock pursuant to the Third Equity Commitment Agreement, the Preferred Exchange Agreement or the Rights Offering or (v) issuance of Common Stock upon exercise of outstanding options or warrants or conversion of convertible securities.
•A “Significant Disposition” means any direct or indirect sale, lease, license, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of any assets or businesses of the Company and/or its subsidiaries outside the ordinary course of business for which the Company and/or its subsidiaries receives consideration having a value in excess of $5,000,000.
Conversion into Common Stock in Connection with Certain Events. If the Conversion Conditions are satisfied, a majority of the holders of the Company’s Series B Preferred Stock can elect to convert the Series B Preferred Stock into shares of the Company’s Common Stock. Each holder of Series B Preferred Stock will be issued a number of shares of Common Stock determined by dividing (i) the Stated Value plus, without duplication, accrued and unpaid dividends as of the Conversion Date for the share(s) of Series B Preferred Stock to be converted by (ii) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately prior to the Conversion Date; provided, that, for so long as the Company is subject to the NASDAQ Marketplace Rules, clause (ii) shall equal the greater of (a) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately prior to the Conversion Date and (b) $0.28 (equitably adjusted for any stock dividend (including any dividend of securities convertible into or exchangeable for Series B Preferred Stock or Common Stock), stock split (including a reverse stock split), stock combination, reclassification or similar transaction) (such amount in this clause (b) as so adjusted, the “Conversion Floor”).

Board Designation Rights. The Series B-1 Certificate and Series B-2 Certificate, but not the Series B-3 Certificate, provide Ares with a right to designate directors to our Board as follows.
•From and after the initial issuance of the Series B-1 Preferred Stock, and for so long as Ares and its Affiliates holds at least 50% of the Series B-1 Preferred Stock issued to Ares on such date, the Series B-1 Preferred Stock shall have the right to designate and appoint the First Series B Director. Ares shall have the exclusive right to designate and appoint or replace, either in writing without a meeting or by vote at any meeting called for such purpose, the First Series B Director. Upon Ares and its Affiliates no longer holding at least 50% of the Series B-1 Preferred Stock issued to Ares on the initial closing date, the term of the First Series B Director will end and the First Series B Director immediately shall cease to be a director.
•From and after September 13, 2019, and for so long as Ares and its Affiliates holds at least 50% of the Series B-2 Preferred Stock issued to Ares on the initial closing date of the Series B-2 Preferred stock, the Series B-2 Preferred Stock shall have the right to designate and appoint a Second Series B Director. Ares shall have the exclusive right to designate and appoint or replace, either in writing without a meeting or by vote at any meeting called for such purpose, the Second Series B Director. Upon Ares and its Affiliates no longer holding at least 50% of the Series B-2 Preferred Stock issued to Ares on the initial issuance date of the Series B-2 Preferred Stock, the term of the Second Series B Director will end and the Second Series B Director immediately shall cease to be a director.

The Company has entered into an Waiver and Consent Agreement (the “Waiver Agreement”), between the Company and Ares Management LLC, on behalf of its affiliated funds, investment vehicles and/or managed accounts (“Ares”), dated November 4, 2020, pursuant to which Ares has agreed to designate only one director to the Board for so long as: (i) the size of the Board is comprised of nine (9) or fewer individuals, (ii) at least five (5) of the directors on the Board qualify as independent directors, (iii) Ares is entitled to appoint a director under each of the certificate of designation for the Series B-1 Preferred Stock and Series B-2 Preferred Stock, (iv) each of the stockholders of the Company (and their affiliates) with specific board designation rights as of the date of the Waiver Agreement (other than Ares and its affiliates) is entitled to appoint no more than one director to the Board, and (v) no other stockholder of the Company (other than the stockholders of the Company as of the date of the Waiver Agreement or their affiliates) is entitled to appoint any directors to the Board. If at any time the conditions set forth above are no longer met, the Waiver Agreement automatically terminates.

Certain Anti-Takeover Provisions of Delaware Law, the Company’s Certificate of Incorporation and Bylaws

Delaware General Corporation Law Section 203. We are subject to a provision in our Certificate of Incorporation that is substantially similar to Section 203 of the DGCL, but excludes our stockholders M III Sponsor I LLC, M III Sponsor I LP, Oaktree Capital Management, L.P., Infrastructure and Energy Alternatives, LLC and each of their successors and affiliates and each of their respective transferees from the definition of “interested stockholder.” Section 203 (and the substantially similar provision contained in our Certificate of Incorporation) prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•a stockholder who owns fifteen percent (15%) or more of our outstanding voting stock (otherwise known as an “interested stockholder”);
•an affiliate of an interested stockholder; or
•an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than ten percent (10%) of our assets. However, the above provisions of Section 203 do not apply if:

•our Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;
•after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least eighty-five percent (85%) of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of Common Stock; or
•on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Classification of Board. Our Certificate of Incorporation provides that our Board is classified into three classes of directors. The members of each class serve for a three-year term. The terms are staggered, so that each year the term of only one of the classes expires. Staggering directors’ terms makes it more difficult for a potential acquirer to seize control of us through a proxy contest, even if the acquirer controls a majority of our stock, because only one-third of the directors stands for election in any one year.

Change in Number of Directors. In addition, our Certificate of Incorporation does not provide for cumulative voting in the election of directors. Subject to the terms of the Third A&R Investor Rights Agreement, our Board is empowered to elect a director to fill a vacancy created by the expansion of the Board or the resignation, death, or removal of a director in certain circumstances. Our Certificate of Incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the Board.

Amendment Requirements. Our Certificate of Incorporation requires the approval by affirmative vote of the holders of at least two-thirds of the Common Stock to make any amendment to key provisions of our Certificate of Incorporation or Bylaws (and with respect to our Bylaws, 80% in some cases).

Future Issuances of Stock. Our authorized but unissued Common Stock and Preferred Stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved Common Stock and Preferred Stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.
Special Meeting of Stockholders. Our Bylaws provide that special meetings of our stockholders may be called only by (i) the chairman of our Board, (ii) our Chief Executive Officer, (iii) a majority of our Board, or (iv) directors designated by M III Sponsor or Oaktree subject to certain conditions. Further, our Certificate of Incorporation has a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders.
Advance Notice Requirements for Stockholder Proposals and Director Nominations. Our Bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders.
If our annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder’s notice will need to be received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting.

Our Bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. Specifically, a stockholder’s notice must include:

•a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business and the reasons for conducting such business at the annual meeting;
•the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made;
•the class or series and number of shares of our capital stock owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made;
•a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;
•any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business; and
•a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before such meeting.

These notice requirements will be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified us of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 of the Exchange Act, and such stockholder has complied with the requirements of such rule for inclusion of such proposal in the proxy statement we prepare to solicit proxies for such annual meeting. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. The foregoing provisions may limit our stockholders’ ability to bring matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Limitation of Liability and Indemnification. Our Certificate of Incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Certificate of Incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable

Our Bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.
We have also entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our current Certificate of Incorporation and under Delaware law. The indemnification agreements require us, among other things, to indemnify our directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions and, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Market

Our Common Stock is listed on the NASDAQ Capital Market under the symbol IEA.

Our Transfer Agent

The transfer agent for our Common Stock is Continental Stock Transfer & Trust Company (“Continental”). We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity.

DESCRIPTION OF DEBT SECURITIES

The debt securities will be either our senior debt securities (“Senior Debt Securities”) or our subordinated debt securities (“Subordinated Debt Securities”). The Senior Debt Securities and the Subordinated Debt Securities will be issued under separate indentures among us, the Subsidiary Guarantors of such debt securities, if applicable, and a trustee to be determined (the “Trustee”). Senior Debt Securities will be issued under a “Senior Indenture” and Subordinated Debt Securities will be issued under a “Subordinated Indenture.” Together, the Senior Indenture and the Subordinated Indenture are called “Indentures.”

The debt securities may be issued from time to time in one or more series. The particular terms of each series that are offered by a prospectus supplement will be described in the prospectus supplement.

The rights of Infrastructure and Energy Alternatives, Inc. and our creditors, including holders of the debt securities, to participate in the assets of our subsidiaries (other than the Subsidiary Guarantors of such securities, if applicable), upon the latter’s liquidation or reorganization, will be subject to the prior claims of the subsidiary’s creditors, except to the extent that we may ourself be a creditor with recognized claims against such subsidiary.

We have summarized selected provisions of the Indentures below. The summary is not complete. The form of each Indenture has been filed with the SEC as an exhibit to the registration statement of which this prospectus is a part, and you should read the Indentures for provisions that may be important to you. Capitalized terms used in the summary have the meanings specified in the Indentures.

General

The Indentures provide that debt securities in separate series may be issued thereunder from time to time without limitation as to aggregate principal amount. We may specify a maximum aggregate principal amount for debt securities of any series. We will determine the terms and conditions of the debt securities, including the maturity, principal and interest, but those terms must be consistent with the Indenture. The debt securities will be our unsecured obligations. If the prospectus supplement so indicates, the debt securities will be convertible into our Common Stock.

The Subordinated Debt Securities will be subordinated in right of payment to the prior payment in full of all of our senior debt as described in the prospectus supplement applicable to any Subordinated Debt Securities.

If specified in the prospectus supplement respecting a particular series of debt securities, the Subsidiary Guarantors will fully and unconditionally guarantee (the “Subsidiary Guarantees”) that or may be a co-issuer of that series, in each case as described in the prospectus supplement. Each Subsidiary Guarantee will be an unsecured obligation of the Subsidiary Guarantor. A Subsidiary Guarantee of Subordinated Debt Securities will be subordinated to the senior debt of the Subsidiary Guarantor on the same basis as the Subordinated Debt Securities are subordinated to our senior debt.

The applicable prospectus supplement will set forth the price or prices at which the debt securities to be issued will be offered for sale and will describe the following terms of such debt securities:

•the title of the debt securities;
•whether the debt securities are Senior Debt Securities or Subordinated Debt Securities and, if Subordinated debt securities, the related subordination terms;
•whether the Subsidiary Guarantors will provide a Subsidiary Guarantee of the debt securities;
•any limit on the aggregate principal amount of the debt securities;
•each date on which the principal of the debt securities will be payable;
•the interest rate that the debt securities will bear and the interest payment dates for the debt securities;
•each place where payments on the debt securities will be payable;
•any terms upon which the debt securities may be redeemed, in whole or in part, at our option;
•any sinking fund or other provisions that would obligate us to redeem or otherwise repurchase the debt securities;
•the portion of the principal amount, if less than all, of the debt securities that will be payable upon declaration of acceleration of the maturity of the debt securities;
•whether the debt securities are defeasible;
•any addition to or change in the events of default;
•whether the debt securities are convertible into our Common Stock and, if so, the terms and conditions upon which conversion will be effected, including the initial conversion price or conversion rate and any adjustments thereto and the conversion period;
•any addition to or change in the covenants in the Indenture applicable to the debt securities; and

•any other terms of the debt securities s not inconsistent with the provisions of the Indenture.

debt securities, including any debt securities that provide for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof (“Original Issue Discount Securities”), may be sold at a substantial discount below their principal amount. Special United States federal income tax considerations applicable to debt securities sold at an original issue discount may be described in the applicable prospectus supplement. In addition, special United States federal income tax or other considerations applicable to any debt securities that are denominated in a currency or currency unit other than United States dollars may be described in the applicable prospectus supplement.

Global Securities

Some or all of the debt securities of any series may be represented, in whole or in part, by one or more debt securities that will have an aggregate principal amount equal to that of the debt securities they represent. Each Global Security will be registered in the name of a Depositary or its nominee identified in the applicable prospectus supplement, will be deposited with such Depositary or nominee or its custodian and will bear a legend regarding the restrictions on exchanges and registration of transfer thereof referred to below and any such other matters as may be provided for pursuant to the applicable Indenture.

Governing Law

The Indentures and the debt securities will be governed by, and construed in accordance with, the law of the State of New York.

The Trustee

We will enter into the Indentures with a Trustee that is qualified to act under the Trust Indenture Act of 1939, as amended, and with any other Trustees chosen by us and appointed in a supplemental indenture for a particular series of debt securities. We may maintain a banking relationship in the ordinary course of business with our Trustee and one or more of its affiliates.

DESCRIPTION OF WARRANTS

We may issue warrants for the purchase of Common Stock, Preferred Stock, debt securities, units or rights, in one or more series. We may issue warrants independently or together with Common Stock, Preferred Stock, and debt securities, units or rights, and the warrants may be attached to or separate from these securities. In this prospectus, we have summarized certain general features of the warrants. We urge you, however, to read the applicable prospectus supplement (and any free writing prospectus that we may authorize to be provided to you) related to the particular series of warrants being offered, as well as the complete warrant agreements and warrant certificates that contain the terms of the warrants. Each issue of warrants will be the subject of a warrant agreement which will contain the terms of the warrants. We will distribute a prospectus supplement with regard to each issue of warrants. Each prospectus supplement will describe, as to the warrants to which it relates:

•the securities which may be purchased by exercising the warrants (which may be Common Stock, Preferred Stock, depositary shares, debt securities or units consisting of two or more of those types of securities);
•the exercise price of the warrants (which may be wholly or partly payable in cash or wholly or partly payable with other types of consideration);
•the period during which the warrants may be exercised;
•any provision adjusting the securities which may be purchased on exercise of the warrants and the exercise price of the warrants in order to prevent dilution or otherwise;
•the place or places where warrants can be presented for exercise or for registration of transfer or exchange; and
•any other material terms of the warrants.

We will evidence each series of warrants by warrant certificates that we will issue. Warrants may be issued under an applicable warrant agreement that we enter into with a warrant agent. We will indicate the name and address of the warrant agent, if applicable, in the prospectus supplement relating to the particular series of warrants being offered.

The descriptions of the warrant agreements in this prospectus and in any prospectus supplement are summaries of the applicable provisions of the applicable agreements. These descriptions do not restate those agreements in their entirety and do not contain all of the information that you may find useful. We urge you to read the applicable agreements because they, and not the summaries, define your rights as holders of the warrants or any warrant units. For more information, please review the form of the relevant agreements, which will be filed with the SEC promptly after the offering of the warrants or warrant units and will be available as described in the heading “Where You Can Find More Information” below.

Outstanding Warrants

As of December 16, 2020 there are 24,722,067 warrants outstanding, consisting of (collectively, the “Warrants”):

•15,000,000 warrants exercisable for 7,500,000 shares of Common Stock originally sold as part of units in our initial public offering in July 2016 (the “Public Warrants”);
•460,000 warrants exercisable for 230,000 shares of Common Stock warrants that were originally issued to investors as part of units in a private placement that closed concurrently with the consummation of our initial public offering in July 2016 (the “Private Placement Warrants”);
•1,500,000 warrants exercisable for 750,000 shares of Common Stock that were issued to the certain purchasers in connection with the closing of our Merger on March 26, 2018 (the “Backstop Warrants”);
•ECA Warrants for 7,672,067 shares of Common Stock, which includes:

•First ECA Warrants for 2,545,934 shares of Common Stock issued under the First Equity Commitment Agreement on May 20, 2019;
•Second ECA Warrants for 900,000 shares of Common Stock issued under the Second Equity Commitment Agreement on August 30, 2019;
•Third ECA Warrants for 3,568,750 shares of Common Stock issued under the Third Equity Commitment Agreement on November 14, 2019; and
•Preferred Exchange Agreement Warrants for 657,383 shares of Common Stock issued under the Preferred Exchange Agreement on November 14, 2019
•12,029 warrants to purchase up to 12,029 shares of Common Stock to subscribers in the rights offering that we completed on March 4, 2020 (the “Rights Offering Warrants”).

ECA Warrants

Number. Each ECA Warrant entitles the holder thereof to purchase from the Company a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock equal to the Warrant Share Number. The Warrant Share Number under our existing ECA Warrants is as follows:

•2,545,934 shares of Common Stock under the First ECA Warrants;

•900,000 shares of Common Stock under the Second ECA Warrants;

•3,568,750 shares of Common Stock under the Third ECA Warrants; and

•657,383 shares of Common Stock under the Preferred Exchange Agreement Warrants.

Exercise Price. Each ECA Warrant entitles the holder thereof to purchase the number of shares of Common Stock (the “Warrant Shares”) equal to the Warrant Share Number at a purchase price per share of $0.0001 (the “Exercise Price”). Payment of the Exercise Price shall be made, at the option of the holder as expressed in the notice of exercise, by the following methods: (i) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such aggregate Exercise Price; (ii) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of the ECA Warrant with an aggregate Fair Market Value as of the date of exercise equal to such aggregate Exercise Price; or (iii) any combination of the foregoing.
In the event of any withholding of Warrant Shares pursuant to clause (ii) or (iii) above where the number of shares whose value is equal to the aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) the Fair Market Value of one Warrant Share as of the date of exercise.
“Fair Market Value” means, as of any particular date: (a) the volume weighted average price per share of the Common Stock for each Business Day referred to below on the principal domestic securities exchange on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such Business Day referred to below, the average of the highest bid and lowest asked prices for the Common Stock on such exchanges at the end of such Business Day referred to below; (c) if on any such Business Day referred to below the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such Business Day referred to below; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on any such Business Day referred to below, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such Business Day referred to below; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board and the holder. If such parties are unable to reach agreement within ten (10) Business Days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair market value of such consideration will be determined within ten (10) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. “Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.
Exercise Period. A holder of ECA Warrants may exercise the ECA Warrant on or after the date hereof at any time and from time to time The ECA Warrants do not have an expiration date.
Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or treasury shares constituting Warrant Shares, solely for the purpose of issuance upon the exercise of the ECA Warrant, the maximum number of Warrant Shares issuable upon the exercise of the ECA Warrants, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of the ECA Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the ECA Warrant.
Limitations on Exercise. Subject to the provisions set forth in the Equity Commitment Agreements, until Stockholder Rule 5635 Approval is obtained, the Company shall not effect any exercise of an ECA Warrant, and a holder shall not have the right to exercise any portion of the ECA Warrant, to the extent that after giving effect to such exercise as set forth on the applicable notice of exercise, such exercise would cause the Company to have issued a number of Warrant Shares with respect to ECA Warrants issued pursuant to the Equity Commitment Agreements, together with any shares of Common Stock issued upon the exercise of warrants as contemplated by the Equity Commitment Agreements or in transactions that would otherwise require Stockholder Rule 5625 Approval that are contemplated by the Equity Commitment Agreements (in each case, to the extent such warrants or Common Stock are actually issued by the Company pursuant to legally binding definitive agreements among the applicable parties), greater than 19.9% of the Company’s outstanding Common Stock or outstanding voting power immediately prior to the closing of the transactions under the Equity Commitment Agreements.
Adjustments. In order to prevent dilution of the purchase rights granted under the ECA Warrants, the Warrant Share Number issuable upon exercise of the ECA Warrants shall be subject to adjustment (an “Adjustment”) from time to time as follows:

•Adjustment to Number of Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the original issue date of the ECA Warrants, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in options or convertible securities to all or substantially all the holders of the Common Stock, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, in each case other than any such transaction that otherwise results in an adjustment, the Warrant Share Number immediately prior to any such dividend, distribution or subdivision shall be proportionately increased so that the holder shall be entitled to receive upon the exercise of the ECA Warrants the number of shares of Common Stock or other securities of the Company that the holder would have owned or would have been entitled to receive upon or by reason of any event described above, had the ECA Warrant been exercised or converted immediately prior to the occurrence of such event. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Warrant Share Number immediately prior to such combination shall be proportionately decreased so that the holder shall be entitled to receive upon the exercise of the ECA Warrant the number of shares of Common Stock or other securities of the Company that the holder would have owned or would have been entitled to receive upon or by reason of any event described above, had the ECA Warrant been exercised or converted immediately prior to the occurrence of such event.
•Adjustment Upon Cash Distributions and Other Distributions. If the Company distributes to the holders of Common Stock, (x) cash or any other property or securities, or (y) any rights, options or warrants to subscribe for or purchase any of the foregoing (other than, in each case set forth in clause (x) and clause (y), any dividend or distribution, then, in each such case, the holder shall be entitled to participate in such distribution to the same extent that the holder would have participated therein if the holder had exercised the ECA Warrant in full immediately before the date of which a record is taken for such distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such distribution.
•Adjustment Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another person, (v) deemed liquidation event or (vi) other similar transaction, in each case which entitles all or substantially all of the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, cash or other assets or consideration with respect to or in exchange for Common Stock, each ECA Warrant shall, immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction, be canceled (without any action of the holder and regardless of any limitation or restriction on the exercisability of this ECA Warrant that may otherwise be applicable) with the holder entitled to receive the kind and number of shares of stock, securities, cash or other assets or consideration resulting from such transaction to which the holder would have been entitled as a holder of the applicable number of Warrant Shares then issuable hereunder as a result of such exercise if the holder had exercised the ECA Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of the ECA Warrant).
•Adjustment of Warrant Upon Spin-off. If, at any time after the issuance of the ECA Warrant but prior to the exercise hereof, the Company shall spin-off another person (the “Spin-off Entity”), then the Company (a) shall issue to the holder a new warrant to purchase, at the Exercise Price, the number of shares of common stock or other proprietary interest in the Spin-off Entity (and any other consideration) that the holder would have owned had the holder exercised or converted the ECA Warrant immediately prior to the consummation of such spin-off and (b) shall make provision therefor in the agreement, if any, relating to such spin-off. Such new warrant shall provide for rights and obligations which shall be as nearly equivalent as may be practicable to the rights and obligations provided for in the ECA Warrant.
Amendment. Except as otherwise provided the ECA Warrants may only be amended, modified or supplemented by an agreement in writing signed by each party thereto.

Public Warrants, Private Placement Warrants and Backstop Warrants
The terms and conditions of the Public Warrants, Private Placement Warrants and Backstop Warrants are identical, unless otherwise noted below.

Number. As of December 16, 2020, we had 15,000,000 Public Warrants outstanding, 460,000 Private Placement Warrants outstanding and 1,500,000 Backstop Warrants outstanding.
Exercise Price. Each Public Warrant entitles the registered holder to purchase one-half of one share of our Common Stock at a price of $5.75 per half share, subject to adjustment as discussed below. For example, if a warrant holder holds two Public Warrants, such warrants will be exercisable for one share of our Common Stock at $11.50 per share (the “Warrant Price”). The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days; provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to registered holders of the Public Warrants and, provided further that any such reduction shall be applied consistently to all of the Warrants.
Subject to the provisions of the Public Warrant and Warrant Agreement, a Public Warrant may be exercised by the holder thereof by surrendering it, at the office of the Warrant Agent by paying in full the Warrant Price for each full share of Common Stock as to which the Public Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Public Warrant, as follows:

•by good certified check or good bank draft payable to the order of the Company (or as otherwise agreed to by the Company); or
•in the event of redemption in which the Company has elected to force all holders of Public Warrants to exercise such Public Warrants on a “cashless basis,” by surrendering the Public Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that Public Warrants may not be exercised on a “cashless basis” unless the Fair Market Value is equal to or higher than the Warrant Price. Solely for purposes of this Section, the “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Public Warrants; or
•with respect to any Private Placement Warrants, so long as such Private Placement Warrants are held by the Sponsor, Cantor Fitzgerald & Co. or their permitted transferees, by surrendering such Private Placement Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Private Placement Warrants, multiplied by the difference between the exercise price of the Private Placement Warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is equal to or higher than the Warrant Price. Solely for purposes of this Section, the “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date of exercise; or
•during any other period when the Company shall fail to have maintained an effective registration statement covering the shares of Common Stock issuable upon exercise of the Public Warrants, by surrendering such Public Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is equal to or higher than the Warrant Price. Solely for purposes of this Section, the “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the ten (10) trading days ending on the day prior to the date of exercise.

We will not be obligated to deliver any shares of Common Stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the shares of Common Stock underlying the Public Warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No Public Warrant will be exercisable for cash or on a cashless basis (except as set forth below), and we will not be obligated to issue any shares to holders seeking to exercise their Public Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or unless an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Public Warrant, the holder of such Public Warrant will not be entitled to exercise such Public Warrant and such Public Warrant may have no value and expire worthless. In no event will we be required to net cash settle any Public Warrant. In the event that a registration statement is not effective for the exercised Public Warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of Common Stock underlying such unit.

A holder of a Public Warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Public Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of Common Stock outstanding immediately after giving effect to such exercise.

Exercise Period. A Public Warrant may be exercised only until the earlier to occur of (i) five years from the consummation of a Merger, (ii) the liquidation of the Company in accordance with the Company’s Certificate of Incorporation, as amended from time to time, if the Company fails to consummate a Business Combination and (iii) the Redemption Date (“Expiration Date”). Except with respect to the right to receive the Redemption Price, each Public Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereto shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Public Warrants by delaying the Expiration Date; provided, however, that the Company will provide at least twenty (20) days prior written notice of any such extension to registered holders. The Company in its sole discretion may extend the duration of the Public Warrants by delaying the Expiration Date; provided, however, that the Company will provide at least twenty (20) days prior written notice of any such extension to registered holders.

Reservation of Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Public Warrants.

Redemption. Not less than all of the outstanding Public Warrants may be redeemed, at the option of the Company, at any time while they are exercisable and prior to their expiration (so long as there is a current registration statement in effect with respect to the shares of Common Stock underlying the Public Warrants), at the office of the Warrant Agent, upon the notice, at the price of $0.01 per Warrant (“Redemption Price”), provided that the last sales price of the Common Stock equals or exceeds $24.00 per share (subject to adjustment), on each of twenty (20) trading days within any thirty (30) trading day period (“30-Day Trading Period”) ending on the third business day prior to the date on which notice of redemption is given and provided further that there is a current registration statement in effect with respect to the Common Stock underlying the Public Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the Redemption Date (defined below); provided, however, in the event there was no actual trading of the Common Stock for any day within such 30-Day Trading Period, then the closing bid price on such day must exceed $24.00 per share to count.

If we call the Public Warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its Public Warrants to do so on a “cashless basis.” If our management takes advantage of this option, all holders of Public Warrants would pay the exercise price by surrendering their Public Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants s and the “Fair Market Value” by (y) the Fair Market Value. The Fair Market Value shall mean the average reported last sale price of the Common Stock for the 10 consecutive trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants.

The redemption rights shall not apply to the Private Placement Warrants if at the time of the redemption such Private Placement Warrants continue to be held by M III Sponsor, Cantor Fitzgerald & Co. or their permitted transferees. However, once such Private Placement Warrants are transferred, the Company may redeem the Private Placement Warrants in the same manner as the Public Warrants.

Adjustments. The number of shares of Common Stock underlying the Public Warrants adjusts as follows:

•Stock Dividends—Split Ups. If the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each Public Warrant will be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of Common Stock entitling holders to purchase shares of Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
•Aggregation of Shares. If the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Public Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
•Extraordinary Dividends. In addition, if we, at any time while the Public Warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Common Stock on account of such shares of Common Stock (or other shares of our capital stock into which the Public Warrants are convertible), other than (a) as described above or (b) certain ordinary cash dividends, then the Public Warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Common Stock in respect of such event.
•Adjustments to Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Public Warrants is adjusted, as described above, the Public Warrant exercise price will be adjusted by multiplying the Public Warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Common Stock purchasable upon the exercise of the Public Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Common Stock so purchasable immediately thereafter.
•Replacement of Securities upon Reorganization. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than those described above or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the Public Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Public Warrants and in lieu of the shares of our Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Public Warrants would have received if such holder had exercised their Public Warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Public Warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, the holder of a Public Warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such Public Warrant holder had exercised the Public Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the Warrant Agreement. Additionally, if less than 70% of the consideration receivable by the holders of Common Stock in such a transaction is payable in the form of Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Public Warrant properly exercises the Public Warrant within thirty days following public disclosure of such transaction, the Public Warrant exercise price will be reduced as specified in the Warrant Agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the Warrant Agreement) of the Public Warrant.

Amendment. The Public Warrants were issued in registered form under the Warrant Agreement, which provides that the terms of the Public Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of Public Warrants.
Additional Terms and Conditions of Private Placement Warrants. The Private Placement Warrants are in the same form as the Public Warrants but they (i) are not redeemable by the Company as described above and (ii) may be exercised for cash or on a cashless basis as described above under “—Exercise,” in either case as long as the Private Placement Warrants are held by the initial purchasers or their affiliates and permitted transferees. Once a Private Placement Warrant is transferred to a holder other than an affiliate or permitted transferee, it shall be treated as a Public Warrants for all purposes.

Rights Offering Warrants

The Rights Offering Warrants are issued in registered form under a warrant agent agreement (the “Warrant Agreement”) with Continental, as warrant agent (the “Warrant Agent”).
Number. We have issued 12,029 Rights Offering Warrants to purchase up to 12,029 shares of Common Stock to subscribers in the Rights Offering that we completed on March 4, 2020.

Exercise Price. Each Rights Offering Warrant entitles the registered holder to one share of our Common Stock at a price of $0.0001 per share, subject to adjustment as discussed below.

Subject to the provisions of the Rights Offering Warrant and Warrant Agreement, a Rights Offering Warrant may be exercised by the holder thereof by surrendering it, at the office of the Warrant Agent by paying in full the exercise price for each full share of Common Stock as to which the Rights Offering Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Rights Offering Warrant, as follows:

•by good certified check or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company; or
•by instructing the Company to withhold a number of shares of Common Stock then issuable upon exercise of the Rights Offering Warrant with an aggregate Fair Market Value as of the exercise date equal to such aggregate exercise price.

Notwithstanding anything else in the Warrant Certificate or the Warrant Agreement, no Rights Offering Warrant may be exercised, except through “cashless exercise,” unless at the time of exercise (i) a registration statement covering the shares of Common Stock to be issued upon exercise is effective under the Securities Act, and a prospectus thereunder relating to the shares of Common Stock is current, or (ii) if, in the Company’s sole determination, an exemption from the registration requirements under the Securities Act, and applicable state law is available with respect thereto. Rights Offering Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise or issuance would be unlawful. In the event that a registration statement under the Securities Act with respect to the Common Stock underlying the Rights Offering Warrants is not effective or a current prospectus is not available, or because such exercise would not be exempt from the registration requirements of the Securities Act and applicable securities laws of the states or other jurisdictions in which the holder resides, the registered holder shall not be entitled to exercise the Rights Offering Warrants. In no event will the Company be required to “net cash settle” the warrant exercise.
“Fair Market Value” means, as of any particular date: (a) the volume weighted average price per share of the Common Stock for each Business Day referred to below on the principal domestic securities exchange on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such Business Day referred to below, the average of the highest bid and lowest asked prices for the Common Stock on such exchanges at the end of such Business Day referred to below; (c) if on any such Business Day referred to below the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such Business Day referred to below; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on any such Business Day referred to below, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such Business Day referred to below; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined by the Board from time to time. “Business Day” means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed. “Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC

Pink. “OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

Exercise Period. There is no expiration date for the exercise of the Rights Offering Warrants.
Reservation of Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights Offering Warrants.
Adjustments. The number of shares of Common Stock underlying the Rights Offering Warrants adjusts as follows:

•Adjustment Upon Dividend, Subdivision or Combination of Common Stock. If the Company, at any time or from time to time after the issuance of the Rights Offering Warrants, (i) pays a dividend or makes any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in options or convertible securities to all or substantially all the holders of the Common Stock, or (ii) subdivides (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, in each case other than any such transaction covered below, the number of shares of Common Stock issuable upon exercise of the Rights Offering Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased so that the registered holder shall be entitled to receive upon the exercise of the Rights Offering Warrant the number of shares of Common Stock or other securities of the Company that the registered holder would have owned or would have been entitled to receive upon or by reason of any event described above, had the Rights Offering Warrant been exercised or converted immediately prior to the occurrence of such event. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of the Rights Offering Warrant immediately prior to such combination shall be proportionately decreased so that the registered holder shall be entitled to receive upon the exercise of the Rights Offering Warrant the number of shares of Common Stock or other securities of the Company that the registered holder would have owned or would have been entitled to receive upon or by reason of any event described above, had the Rights Offering Warrant been exercised or converted immediately prior to the occurrence of such event.
•Adjustment Upon Cash Distributions and Other Distributions. If the Company distributes to the holders of Common Stock, (x) cash or any other property or securities, or (y) any rights, options or warrants to subscribe for or purchase any of the foregoing (other than, in each case set forth in clause (x) and clause (y), any dividend or distribution described above or below), then, in each such case, the registered holder shall be entitled to participate in such distribution to the same extent that the registered holder would have participated therein if the registered holder had exercised this Rights Offering Warrant in full immediately before the date of which a record is taken for such distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such distribution. For the avoidance of doubt, no repurchase or redemption by the Company or any of its subsidiaries of any securities of the Company shall be considered a distribution.
•Adjustment Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another person, (iv) sale of all or substantially all of the Company’s assets to another Person, (v) deemed liquidation event or (vi) other similar transaction, in each case which entitles all or substantially all of the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, cash or other assets or consideration with respect to or in exchange for Common Stock, each Rights Offering Warrant shall, immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction, be canceled (without any action of the registered holder and regardless of any limitation or restriction on the exercisability of the Rights Offering Warrant that may otherwise be applicable) with the registered holder entitled to receive the kind and number of shares of stock, securities, cash or other assets or consideration resulting from such transaction to which the registered holder would have been entitled as a holder of the applicable number of shares of Common Stock then issuable upon exercise of the Rights Offering Warrant as a result of such exercise if the holder had exercised the Rights Offering Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of shares of Common Stock then issuable thereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of the Rights Offering Warrants).
•Adjustment of Warrant Upon Spin-off. If, at any time after the issuance of the Rights Offering Warrants but prior to the exercise hereof, the Company shall spin off another person (the “Spin off Entity”), then the Company (a) shall issue to the registered holder a new warrant to purchase, at the Rights Offering Warrants price, the number of shares of common stock or other proprietary interest in the Spin off Entity (and any other consideration) that the registered holder would have owned had the registered holder exercised or converted the Rights Offering Warrant immediately prior to the consummation of such spin off. Such new warrant shall provide for rights and obligations which shall be as nearly equivalent as may be practicable to the rights and obligations provided for in the Rights Offering Warrant.

Amendment. The Rights Offering Warrants are issued in registered form under the Warrant Agreement, which provides that the terms of Rights Offering Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding Rights Offering Warrants to make any change that adversely affects the interests of the registered holders of Rights Offering Warrants.

Market
Our Warrants, other than the ECA Warrants and the Rights Offering Warrants, are listed on the NASDAQ Capital Market under the symbol IEAWW.

Transfer and Warrant Agent

The transfer and warrant agent for the Warrants is Continental. We have agreed to indemnify Continental in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity.

DESCRIPTION OF RIGHTS

We may issue rights to purchase Common Stock, Preferred Stock, depositary shares, purchase contracts, or warrants. These rights may be issued independently or together with any other security and may or may not be transferable by the person receiving the rights in such offering. In connection with any offering of such rights, we may enter into a standby arrangement with one or more underwriters or other purchasers pursuant to which the underwriters or other purchasers may be required to purchase any securities remaining unsubscribed for after such offering.

Each series of rights will be issued under a separate rights agreement which we will enter into with a bank or trust company, as rights agent, all as set forth in the applicable prospectus supplement. The rights agent will act solely as our agent in connection with the certificates relating to the rights and will not assume any obligation or relationship of agency or trust with any holders of rights certificates or beneficial owners of rights.

The applicable prospectus supplement will describe the specific terms of any offering of rights for which this prospectus is being delivered, including the following:

•the date of determining the shareholders entitled to the rights distribution;
•the number of rights issued or to be issued to each shareholder;
•the exercise price payable for each share of Common Stock, Preferred Stock, depositary shares, purchase contracts, or warrants upon the exercise of the rights;
•the number and terms of the shares of Common Stock, Preferred Stock, depositary shares, purchase contracts, or warrants which may be purchased per each right;
•the extent to which the rights are transferable;
•the date on which the holder’s ability to exercise the rights shall commence, and the date on which the rights shall expire;
•the extent to which the rights may include an over-subscription privilege with respect to unsubscribed securities;
•if applicable, the material terms of any standby underwriting or purchase arrangement entered into by us in connection with the offering of such rights; and
•any other terms of the rights, including the terms, procedures, conditions, and limitations relating to the exchange and exercise of the rights.

The descriptions of the rights and any applicable underlying security in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements. These descriptions do not restate those agreements in their entirety and may not contain all the information that you may find useful. We urge you to read the applicable agreements because they, and not the summaries, define many of your rights as holders of the units. For more information, please review the form of the relevant agreements, which will be filed with the SEC promptly after the offering of units and will be available as described under the heading “Where You Can Find More Information.”

DESCRIPTION OF UNITS

We may issue securities in units, each consisting of two or more types of securities. For example, we might issue units consisting of a combination of debt securities and warrants to purchase Common Stock or Preferred Stock. If we issue units, the prospectus supplement relating to the units will contain the information described above with regard to each of the securities that is a component of the units. In addition, each prospectus supplement relating to units will describe:
•the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;
•the terms of any unit agreement governing the units;
•the provisions for the payment, settlement, transfer or exchange of the units;
•whether the units will be issued in fully registered or global form;
•how long, if at all, the securities that are components of the units must be traded in units, and when they can be traded separately;
•whether we will apply to have the units traded on a securities exchange or securities quotation system; and
•how, for U.S. federal income tax purposes, the purchase price paid for the units is to be allocated among the component securities.

The descriptions of the units in this prospectus and in any prospectus supplement are summaries of the material provisions that may be included in the applicable unit agreements. These descriptions do not restate the terms of any such agreements in their entirety and may not contain all the information that you may find useful. We urge you to read the applicable agreements because they, and not the summaries, will define your rights as holders of the units. For more information, please review the form of the relevant agreements, which will be filed with the SEC promptly after the offering of any units and will be available as described under the heading “Where You Can Find More Information” below.

DESCRIPTION OF DEPOSITARY SHARES

We may issue depositary receipts representing interests, which are called depositary shares, in shares of our Common Stock or of a particular series of Preferred Stock. In such case, we would deposit the Common Stock or Preferred Stock which is the subject of depositary shares with a depositary, which would hold that Common Stock or Preferred Stock for the benefit of the holders of the depositary shares, in accordance with a deposit agreement between the depositary and us. The holders of depositary shares would be entitled to all the rights, powers, preferences and privileges of the Common Stock or Preferred Stock to which the depositary shares relate, including dividend, voting, conversion, redemption and liquidation rights, to the extent of their interests in that Common Stock or Preferred Stock.

While the deposit agreement relating to Common Stock or a particular series of Preferred Stock may have provisions applicable solely to our Common Stock or that particular series of Preferred Stock, all deposit agreements relating to common or Preferred Stock we issue would include the following provisions:
Dividends and Other Distributions. Each time we pay a cash dividend or make any other type of cash distribution with regard to the Common Stock or to the Preferred Stock of a series, the depositary will distribute to the holder of record of each depositary share relating to that Common Stock or to that series of Preferred Stock, an amount equal to the dividend or other distribution per depositary share the depositary receives. If there is a distribution of property other than cash, the depositary either will distribute the property to the holders of depositary shares in proportion to the depositary shares held by each of them, or the depositary will, if we approve, sell the property and distribute the net proceeds to the holders of the depositary shares in proportion to the depositary shares held by them.

Withdrawal of Common or Preferred Stock. A holder of depositary shares will be entitled to receive, upon surrender of depositary receipts representing depositary shares, the number of shares of the applicable Common Stock or series of Preferred Stock, and any money or other property, to which the depositary shares relate.

Redemption of Depositary Shares. Whenever we redeem shares of a series of Preferred Stock held by a depositary, the depositary will be required to redeem, on the same redemption date, depositary shares relating, in total, to the number of shares of that series held by the depositary which we redeem, subject to the depositary’s receiving the redemption price of those shares. If fewer than all the depositary shares relating to a series are to be redeemed, the depositary shares to be redeemed will be selected by lot or by another method we determine to be equitable.

Voting. Any time we send a notice of meeting or other materials relating to a meeting to the holders of Common Stock or a series of Preferred Stock to which depositary shares relate, we will provide the depositary with sufficient copies of those materials so they can be sent to all holders of record of the applicable depositary shares, and the depositary will send those materials to the holders of record of the depositary shares on the record date for the meeting. The depositary will solicit voting instructions from holders of depositary shares and will vote or not vote the common or Preferred Stock to which the depositary shares relate in accordance with those instructions.

Liquidating Distributions. Upon our liquidation, dissolution or winding up, the holder of each depositary share will be entitled to what the holder of the depositary share would have received if the holder had owned the number of shares of Common Stock or of the series of Preferred Stock which is represented by the depositary share.

Conversion. If shares of a series of Preferred Stock are convertible into Common Stock or other of our securities or property, holders of depositary shares relating to that series of Preferred Stock will, if they surrender depositary receipts representing depositary shares with appropriate instructions to convert them, receive the shares of Common Stock or other securities or property into which the number of shares of the series of Preferred Stock to which the depositary shares relate could at the time be converted.

Amendment and Termination of a Deposit Agreement. We and the depositary may amend a deposit agreement, except that an amendment that materially and adversely affects the rights of holders of depositary shares, or would be materially and adversely inconsistent with the rights granted to the holders of Common Stock or the series of Preferred Stock to which they relate, will have to be approved by holders of at least two-thirds of the applicable depositary shares. No amendment will impair the right of a holder of depositary shares to surrender the depositary receipts evidencing those depositary shares and receive the common or Preferred Stock to which they relate, except as required to comply with law. We may terminate a deposit agreement with the consent of holders of a majority of the depositary shares to which it relates. Upon termination of a deposit agreement, the depositary will make the shares of common or Preferred Stock to which the depositary shares issued under the deposit agreement relate available to the holders of those depositary shares. A deposit agreement will automatically terminate if:

•all outstanding depositary shares to which it relates have been withdrawn, redeemed or converted, or
•the depositary has made a final distribution to the holders of the depositary shares issued under the deposit agreement upon our liquidation, dissolution or winding up.

Miscellaneous. There will be provisions (i) requiring the depositary to forward to holders of record of depositary shares any reports or communications from us which the depositary receives with respect to the common or Preferred Stock to which the depositary shares relate, (ii) regarding compensation of the depositary, (iii) regarding resignation of the depositary, (iv) limiting our liability and the liability of the depositary under the deposit agreement (usually to failure to act in good faith, gross negligence or willful misconduct) and (v) indemnifying the depositary against certain possible liabilities.

LEGAL MATTERS

The validity of the securities offered by this prospectus will be passed upon for us by Jones Walker LLP, New Orleans, Louisiana.

EXPERTS

The financial statements of Infrastructure and Energy Alternatives, Inc. as of December 31, 2019 and 2018, and for each of the years ended December 31, 2019 and 2018, incorporated by reference in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

The financial statements of Infrastructure and Energy Alternatives, Inc. for the year ended December 31, 2017, incorporated by reference in this prospectus, have been so incorporated in reliance on the report of Crowe LLP, independent registered public accounting firm, incorporated by reference, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.iea.net. Our website is not a part of this prospectus and information on, or accessible through, our website is not part of this prospectus. You may also read and copy any document we file at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

This prospectus is part of a registration statement we filed with the SEC. This prospectus omits some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information about us and our consolidated subsidiaries and the securities we are offering. Statements in this prospectus concerning any document we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.

INCORPORATION BY REFERENCE

The SEC allows us to incorporate by reference much of the information we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this prospectus is considered to be part of this prospectus. Because we are incorporating by reference future filings with the SEC, this prospectus is continually updated and those future filings may modify or supersede some of the information included or incorporated in this prospectus. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this prospectus or in any document previously incorporated by reference have been modified or superseded. This prospectus incorporates by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those filings, documents or the portions of those documents not deemed to be filed, including any information furnished pursuant to Items 2.02 or 7.01 of a Current Report on Form 8-K) (i) after the date of the initial registration statement and prior to effectiveness of the registration statement, and (ii) after the effectiveness of the registration statement until the offering of the securities under the registration statement is terminated or completed:

•Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (as filed with the SEC on March 12, 2020), including information specifically incorporated by reference into such Annual Report on Form 10-K from our Definitive Proxy Statement on Schedule 14A for our 2020 Annual Meeting of Shareholders filed on April 10, 2020;
•Our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, filed with the SEC on May 7, 2020, our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020;
•Current Reports on Form 8-K filed with the SEC on January 27, 2020, February 20, 2020, March 4, 2020, March 10, 2020, May 19, 2020, June 2, 2020, July 24, 2020, August 17, 2020, November 4, 2020 and November 23, 2020; and
•the description of our Common Stock contained in our Form 8-A filed on June 7, 2016, including any amendment to that form that we may file in the future for the purpose of updating the description of our Common Stock.

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address or telephone number:

Infrastructure and Energy Alternatives, Inc.
6325 Digital Way
Suite 460
Indianapolis, IN 46278
(765) 828-2580

Those copies will not include exhibits unless the exhibits have specifically been incorporated by reference in this documents or you specifically request them.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

Set forth below are the expenses to be incurred in connection with the issuance and distribution of the securities to be registered. The amounts set forth below are estimates.

SEC registration fee		$54,550
Legal fees and expenses		*
Accounting fees and expenses		*
FINRA filing fee		*
Transfer agent and registrar fees		*
Miscellaneous expenses		*
Total	$	*

* The amount of securities and number of offerings are indeterminable and the expenses cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Delaware Corporation Registrants

Infrastructure and Energy Alternatives, Inc.; IEA Management Services, Inc.; and Meadow Valley Parent Corp. are organized under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) as currently in effect or as may be amended, provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings whether civil, criminal, administrative, or investigative, other than a derivative action by or in the right of the corporation, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification extends only to expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such action and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s certificate of incorporation, Bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

Infrastructure and Energy Alternatives, Inc.
The Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc. provides that all of its directors, officers, employees and agents will be entitled to be indemnified to the fullest extent permitted by Section 145 of the DGCL.

The Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc. provides that expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification thereunder shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized thereby.

Infrastructure and Energy Alternatives, Inc. has obtained directors’ and officers’ insurance to cover its directors, officers and some of its other employees for certain liabilities.

The Bylaws of Infrastructure and Energy Alternatives, Inc. provide for the indemnification of its directors, officers or other persons in accordance with our Certificate of Incorporation.

Infrastructure and Energy Alternatives, Inc. has entered into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in its current Certificate of Incorporation. The indemnification agreements require it, among other things, to indemnify its directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The general effect of the foregoing is to provide indemnification to officers and directors for liabilities that may arise by reason of their status as officers or directors, other than liabilities arising from willful or intentional misconduct, acts or omissions not in good faith, unlawful distributions of corporate assets or transactions from which the officer or director derived an improper personal benefit.

IEA Management Services, Inc.

The Certificate of Incorporation of IEA Management Services, Inc. states that no director shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit.

The Bylaws of IEA Management Services, Inc. state that the corporation shall indemnify to the fullest extent permitted by the DGCL (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, any and all persons whom it shall have power to indemnify under the DGCL. The indemnification provided for herein shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law under any Bylaw, agreement, vote of stockholders or disinterested directors of the corporation or otherwise, both as to action in such indemnified person’s official capacity and as to action in another capacity while serving as a director, officer, employee or agent of the corporation and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

The Bylaws of IEA Management Services, Inc. state that expenses (including attorneys’ fees) incurred by any person in his capacity as a director or an officer of the corporation in defending a civil, criminal, administrative or investigative action, suit or proceeding of the type contemplated by Section 145 of the DGCL, or any successor provision or statute, as the same may be amended from time to time, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in the Bylaws.

Meadow Valley Parent Corp.

The Certificate of Incorporation of Meadow Valley Parent Corp. states that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.

The Certificate of Incorporation of Meadow Valley Parent Corp. states that the corporation shall have the power to indemnify, to the extent permitted by the DGCL, as the same exists or may hereafter he amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal. administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding (as defined therein).

The Bylaws of Meadow Valley Parent Corp. state that the corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person (as defined therein).

The Bylaws of Meadow Valley Parent Corp. state that the corporation may to the fullest extent permitted by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under the Bylaws.

Delaware LLC Registrants

IEA Intermediate Holdco, LLC; IEA Energy Services; White Construction Energy Services, LLC; Bianchi Electric, LLC; IEA Equipment Management, LLC; Consolidated Construction Solutions I LLC; Consolidated Construction Solutions II LLC; SAIIA Holdings LLC; SAIIA Construction Company LLC; IEA Holdco 1, LLC; Johnston Quarry Holdings, LLC; East State Stone LLC; Porter’s Stone, LLC; John’s Stone, LLC; Forest City Logistics, LLC; Mulford Stone, LLC; and DPK, LLC (collectively, the “Delaware LLC Registrants”) are organized under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), as currently in effect or as may be amended, provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The limited liability company operating agreements of the Delaware LLC Registrants each provide that each company shall, to the fullest extent permitted by the Delaware LLC Act, indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification under the limited liability company operating agreement with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person’s rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member (as defined therein) in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company as authorized by this section.

Wisconsin LLC Registrant

IEA Constructors, LLC is organized under the laws of Wisconsin.

Section 183.0106(2) of the Wisconsin Limited Liability Company Act, as amended, (the “Wisconsin LLC Act”) permits a Wisconsin limited liability company to indemnify a member, manager, employee, officer, or agent or any other person. Section 183.0403(2) of the Wisconsin LLC Act provides that a limited liability company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager.

The limited liability company operating agreement of IEA Constructors, LLC provides that, to the fullest extent permitted by the Wisconsin LLC Act, the company shall indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered

Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

Michigan LLC Registrant

IEA Engineering LLC is organized under the laws of Michigan.

Section 450.4216 of the Michigan Limited Liability Company Act, as amended, states that except as otherwise provided in an operating agreement, a limited liability company may do any of the following: (a) Indemnify, hold harmless, and defend a member, manager, or other person from and against any and all losses, expenses, claims, and demands sustained by that person, except that the company may not indemnify a person for conduct described in section 407(a), (b), or (c) and (b) Purchase and maintain insurance on behalf of a member, manager, or other person against any liability or expense asserted against or incurred by that person, whether or not the company may indemnify that person under subdivision (a).

The limited liability company operating agreement of IEA Engineering LLC provides that, to the fullest extent permitted by the Michigan Limited Liability Company Act, the company shall indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

North Carolina LLC Registrant

IEA Engineering North Carolina, LLC is organized under the laws of North Carolina.

Section 57D-3-31 of the North Carolina Limited Liability Company Act provides that, with certain exceptions, (i) a limited liability company shall indemnify a person who is wholly successful on the merits or otherwise in the defense of any proceeding to which the person was a party because the person is or was a member, a manager, or other company official if the person also is or was an interest owner at the time to which the claim relates, acting within the person's scope of authority as a manager, member, or other company official against expenses incurred by the person in connection with the proceeding and (ii) a limited liability company shall reimburse a person who is or was a member for any payment made and indemnify the person for any obligation, including any judgment, settlement, penalty, fine, or other cost, incurred or borne in the authorized conduct of the company’s business or preservation of the company’s business or property, whether acting in the capacity of a manager, member, or other company official.

The limited liability company operating agreement of IEA Engineering North Carolina, LLC provides that, to the fullest extent permitted by the North Carolina Limited Liability Company Act, the company shall indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

Indiana LLC Registrant

White Construction, LLC is organized under the laws of Indiana.

Section 23-18-2-2 of the Indiana Business Flexibility Act (“Indiana LLC Act”) provides that, unless the limited liability company’s articles of organization provide otherwise, every limited liability company has the power to indemnify and hold harmless any member, manager, agent, or employee from and against any and all claims and demands, except in the case of an action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness and subject to any standards and restrictions set forth in a written operating agreement. Section 23-18-4-4 of the Indiana LLC Act provides that a written operating agreement of a limited liability company may provide for the indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because such person is or was a member or manager. Pursuant to Section 23-18-2-4(5) of the Indiana LLC Act, articles of organization may include any other matters not inconsistent with the Indiana LLC Act that the members agree to include, including any matters that are required to be or may be included in an operating agreement.

The limited liability company operating agreement of White Construction, LLC provides that, to the fullest extent permitted by the Indiana LLC Act, the company shall indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

Nevada Corporation Registrants

Meadow Valley Corporation and William Charles, Inc. are organized under the laws of Nevada.

Nevada Revised Statutes (“NRS”) Sections 78.7502 and 78.751 provide the power to indemnify any directors and officers. The director or officer must have conducted himself/herself in good faith and reasonably believe that his/her conduct was in, or not opposed to, our best interests. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe his/her conduct was unlawful. Under NRS Section 78.751, advances for expenses may be made by agreement if the director or officer affirms in writing that he/she believes he/she has met the standards and will personally repay the expenses if it is determined such officer or director did not meet the standards. NRS Section 78.7502 permits corporations to apply for insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the NRS would permit indemnification.

Meadow Valley Corporation

The Articles of Incorporation of Meadow Valley Corporation provide, to the fullest extent permitted by the NRS as the same exists or may hereafter be amended, an officer or director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as such officer or director.

The Amended and Restated Bylaws of Meadow Valley Corporation provide, except as prohibited by law, every director and officer of the corporation shall be entitled as a matter of right to be indemnified by the corporation against reasonable expense and any liability paid or incurred by such person in connection with any actual or threatened claim, action, suit or proceeding, civil, criminal, administrative, investigative or other, whether brought by or in the right of the corporation or otherwise, in which he or she may be involved, as a party or otherwise, by reason of such person being or having been a director or officer of the corporation or by reason of the fact that such person is or was serving at the request of the corporation as a director, officer, employee, fiduciary or other representative of the corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other entity; provided, however, that no such right of indemnification shall exist with respect to an action brought by a director or officer against the corporation (other than a suit for indemnification as provided in herein). Such indemnification shall include the right to have expenses incurred by such person in connection with an action paid in advance by the corporation prior to final disposition of such action, subject to such conditions as may be prescribed by law. As used herein, “expense” shall include fees and expenses of counsel selected by such person; and “liability” shall include amounts of judgments, excise taxes, fines and penalties, and amounts paid in settlement. The corporation may purchase and maintain insurance to protect itself and any person eligible to be indemnified hereunder against any liability or expense asserted or incurred by such person in connection with any action, whether or not the corporation would have the power to indemnify such person against such liability or expense by law or under the provisions of the bylaws. The corporation may make other financial arrangements which include a trust fund, a program of self-insurance, grant a security interest or other lien on any assets of the corporation, establish a letter of credit, guaranty or surety to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

William Charles, Inc.

The Amended and Restated Articles of Incorporation of William Charles, Inc. provide that every person who was or is a party to, or is threatened to be made it patty to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the company, or is or was serving at the request of the company as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of such directors, officers or representatives incurred in defending a civil or criminal action, suit or proceeding must be paid by the company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such person to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the company. Such right of indemnification shall not he exclusive of any other right which such director, officer or representative may have or hereafter acquire, and, without limiting the generality of such statement, such person shall be entitled to his right of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise. Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide m all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the company to purchase and maintain insurance on behalf of any person who is or was a director or officer of the company, or is or was serving at the request of the company as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the company would have the power to indemnify such person. The indemnification provided in Amended and Restated Articles of Incorporation shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

The Amended and Restated Bylaws of William Charles, Inc. provide that every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or a person of whom that person is the legal representative is or was a director or officer of the company or is or was serving at the request of the company or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss

(including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the company as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the company. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this article. The Board (as defined therein) may cause the company to purchase and maintain insurance on behalf of any person who is or was a director or officer of the company, or is or was serving at the request of the company as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the company would have the power to indemnify such person.

Colorado LLC Registrant

American Civil Constructors LLC is organized under the laws of Colorado.

Under Title 7, Article 80, Section 407 of the Colorado Limited Liability Company Act, as amended, a limited liability company shall reimburse a person who is or was a member or manager for payments made, and indemnify a person who is or was a member or manager for liabilities incurred by the person, in the ordinary course of the business of the limited liability company or for the preservation of its business or property, if such payments were made or liabilities incurred without violation of the person’s duties to the limited liability company.

The limited liability company operating agreement of American Civil Constructors LLC provides that, to the fullest extent permitted by the Colorado Limited Liability Company Act, the company shall indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

California LLC Registrant

American Civil Constructors West Coast LLC is organized under the laws of California.

Under Section 17701.10 of the California Revised Uniform Limited Liability Company Act (the “RULLCA”), the operating agreement of a limited liability company may indemnify or hold harmless any person and may alter or eliminate the indemnification for a member or manager and may eliminate or limit a member or manager’s liability to the limited liability company and members for money damages, except for a breach of the duty of loyalty, a financial benefit received by the member or manager to which the member or manager is not entitled, a member’s liability for excess distributions, intentional infliction of harm on the limited liability company or a member, or an intentional violation of criminal law. Under Section 17704.08 of the RULLCA, a limited liability company shall reimburse for any payment made and indemnify for any debt, obligation, or other liability incurred by a member of a member-managed limited liability company or the manager of a manager-managed limited liability company in the course of the member’s or manager’s activities on behalf of the limited liability company, if, in making the payment or incurring the debt, obligation, or other liability, the member or manager complied with the fiduciary duties under the RULLCA. Except as provided under the RULLCA, a limited liability company may reimburse for any payment made and may indemnify for any debt, obligation, or other liability incurred by a person not identified in the preceding sentence, including, without limitation, any officer, employee, or agent of the limited liability company, in the course of that person’s activities on behalf of the limited liability company. A limited liability company may purchase and maintain insurance on behalf of any person against liability asserted against or incurred by that person.

The limited liability company operating agreement of American Civil Constructors West Coast LLC provides that, to the fullest extent permitted by the RULLCA, the company shall indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person's rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

Illinois Corporation Registrant

Structors, Inc. is organized under the laws of Illinois.

Section 8.75 of the Illinois Business Corporation Act of 1983, as amended (the “IBCA”), provides that a corporation may indemnify any person who, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than one brought on behalf of the corporation, against actual and reasonable expenses (including attorneys’ fees), judgments, fines and settlement payments incurred in connection with the action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of such corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. In the case of actions on behalf of the corporation, indemnification may extend only to actual and reasonable expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action or suit and only if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no such indemnification is permitted in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation except to the extent that the adjudicating court otherwise provides. To the extent that a present or former director, officer or employee of the corporation has been successful in defending any such action, suit or proceeding (even one on behalf of the corporation) or in defense of any claim, issue or matter therein, such person is entitled to indemnification for actual and reasonable expenses (including attorneys’ fees) incurred by such person in connection therewith if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. The indemnification provided for by the IBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and a corporation may maintain insurance on behalf of any person who is or was a director, officer, employee or agent against liabilities for which indemnification is not expressly provided by the IBCA.

The Bylaws of Structors, Inc. provide that each person who was or is made a party to, or is threatened to be made a party to, or is involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, manager, general partner, employee, fiduciary, or agent of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent to which the corporation is empowered to do so under the IBCA, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees actually and reasonably incurred by such person) in connection with such proceeding, and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided herein, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of directors of the corporation. The right to indemnification conferred in this article shall be a contract right and, subject to this article, shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The corporation may, by action of its board of directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers. The corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the corporation would have the power to indemnify such person against such liability under this article.

Illinois LLC Registrants

Belvidere Stone, LLC; William Charles Construction Company, LLC; Ragnar Benson, LLC; Rockford Blacktop Construction, LLC; Porter Brothers, LLC; Illinois CCDD Operating, LLC; and Environmental Contractors, LLC (collectively, the “Illinois LLC Registrants”) are organized under the laws of Illinois.

Section 15-7(a) of the Illinois Limited Liability Company Act, as amended, provides that an Illinois limited liability company shall a member or manager for payments made and indemnify a member or manager for debts, obligations, or other liabilities incurred by the member or manager in the course of the member’s or manager’s activities on behalf of the company, if, in making the payment or incurring the debt, obligation, or other liability, the member or manager complied with the duties stated in Sections 15-3 and 25-35.

The limited liability company operating agreements of the Illinois LLC Registrants each provide that each company shall, to the fullest extent permitted by the Illinois Limited Liability Company Act, indemnify and hold harmless each Member (as defined therein) or any officers, directors, equity holders, partners, fiduciaries, members, managers, employees, affiliates, representatives, or agents of the Member, or any officer, employee, representative or agent of the company from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of the fact that he, she or it is a Covered Person or which relates to or arises out of the company or its property, business or affairs. A Covered Person shall not be entitled to indemnification under the limited liability company operating agreement with respect to (i) any Claim (as defined therein) with respect to which such Covered Person has engaged in fraud, willful misconduct or gross negligence or (ii) any Claim initiated by such Covered Person unless such Claim (A) was brought to enforce such Covered Person’s rights to indemnification hereunder or (B) was authorized or consented to by the Member. Expenses incurred in defending any Claim by (y) the Member or any officer, director, equity holder, partner, fiduciary, member, manager, or affiliate of the Member shall be paid by the company and (z) any other Covered Person may be paid by the company, but only upon the prior written approval of the Member (as defined therein) in its sole and absolute discretion, upon such terms and conditions, if any, as the Member deems appropriate, in each case, in advance of the final disposition of such Claim upon receipt by the company of an undertaking by or on behalf of such Covered Person to repay such amount if it shall be ultimately determined that such Covered Person is not entitled to be indemnified by the company.

Item 16. Exhibits.

The following exhibits are being filed with this registration statement:

Exhibit	Description
1.1**	Form of Underwriting Agreement.
2.1
Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Energy Services LLC, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 1 to its Current Report on Form 8-K (File No. 001-37796) filed November 8, 2017).

2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 15, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed November 21, 2017).

2.3
Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 27, 2017, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed January 2, 2018).

2.4
Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 9, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed January 10, 2018).

2.5
Amendment No. 4 to the Agreement and Plan of Merger, dated as of February 7, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.5 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed February 9, 2018).

2.6
Amendment No. 5 to the Agreement and Plan of Merger, dated as of March 8, 2018, by and among IEA Energy Services LLC, M III Acquisition Corp., Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (incorporated by reference to Exhibit 2.6 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 8, 2018).

2.7
Purchase and Sale Agreement, dated August 9, 2018, by and among IEA Energy Services LLC, Consolidated Construction Solutions I LLC and Consolidated Construction Investment Holdings LLC (incorporated by reference to Exhibit 2.1 to the Company’s Amendment to the Current Report on Form 8-K/A (File No. 001-37796) filed August 14, 2018).

2.8
Equity Purchase Agreement, dated October 12, 2018, by and among IEA Energy Services LLC, William Charles Construction Group and the owners thereof (incorporated by reference to Exhibit 2.1 to the Company’s Amendment to the Current Report on Form 8-K/A (File No. 001-37796) filed October 15, 2018).

2.9
Amendment No. 1 to Equity Purchase Agreement, dated October 31, 2018, by and among IEA Energy Services LLC, William Charles Construction Group and the owners thereof (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed November 2, 2018).

3.1
Composite Second Amended and Restated Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc., as amended through May 29, 2020 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37796).

3.2
Amended and Restated Bylaws of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 29, 2018).

3.3
Certificate of Designations of Series A Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 29, 2018).

3.4
Amended and Restated Certificate of Designations of Series A Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed May 22, 2019).

3.5
Certificate of Designations of Series B Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed May 22, 2019).

3.6
Amended and Restated Certificate of Designations of Series B-1 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed August 30, 2019).

3.7
Certificate of Designations of Series B-2 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed August 30, 2019).

3.8
Certificate of Designations of Series B-3 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K (File No. 001-37796) filed November 15, 2019).

3.9
Second Amended and Restated Certificate of Designations of Series B-1 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.2 of the Company's Current Report on Form 8-K (File No. 001-37796) filed November 15, 2019).

3.10
Amended and Restated Certificate of Designations of Series B-2 Preferred Stock of Infrastructure and Energy Alternatives, Inc. (incorporated by reference to Exhibit 3.3 of the Company's Current Report on Form 8-K (File No. 001-37796) filed November 15, 2019).

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 29, 2018).
4.2	Specimen Preferred Stock Certificate (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 29, 2018).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 29, 2018).
4.4
Warrant Certificate, dated August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc. and Ares Special Situations Fund IV, L.P. (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K (File No. 001-37796) filed August 30, 2019).

4.5
Warrant Certificate, dated August 30, 2019, by and among Infrastructure and Energy Alternatives, Inc. and ASOF Holdings I, L.P. (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K (File No. 001-37796) filed August 30, 2019).

4.6
Warrant Agreement, dated July 7, 2016, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed July 13, 2016).

4.7
Amended and Restated Warrant Agreement, dated as of March 26, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent. (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 29, 2018).

4.8
Warrant Agreement, dated May 20, 2019, by and among Infrastructure and Energy Alternatives, Inc. and Ares Special Situations Fund IV, L.P. (incorporated by reference to Exhibit 10.6 of the Company's Current Report on Form 8-K (File No. 001-37796) filed May 22, 2019).

4.9
Warrant Agreement, dated May 20, 2019, by and among Infrastructure and Energy Alternatives, Inc. and OT POF IEA Preferred B Aggregator, L.P. (incorporated by reference to Exhibit 10.7 of the Company's Current Report on Form 8-K (File No. 001-37796) filed May 22, 2019).

4.10
Warrant Certificate, dated November 14, 2019, by and among Infrastructure and Energy Alternatives, Inc. and Ares Special Situations Fund IV, L.P. (incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K (File No. 001-37796) filed November 15, 2019).

4.11
Warrant Certificate, dated November 14, 2019, by and among Infrastructure and Energy Alternatives, Inc. and ASOF Holdings I, L.P. (incorporated by reference to Exhibit 10.3 of the Company's Current Report on Form 8-K (File No. 001-37796) filed November 15, 2019).

4.12
Warrant Certificate, dated November 14, 2019, by and among Infrastructure and Energy Alternatives, Inc. and Infrastructure and Energy Alternatives, LLC (incorporated by reference to Exhibit 10.4 of the Company's Current Report on Form 8-K (File No. 001-37796) filed November 15, 2019).

4.13	Subscription Rights Certificate (incorporated by reference to Exhibit 4.13 of the Company’s Registration Statement on Form S-1 (File No. 333-235280) filed January 29, 2020).
4.14	Form of Warrant Certificate (incorporated by reference to Exhibit A to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 4, 2020).
4.15
Warrant Agreement, dated as of March 3, 2020, by and between Infrastructure and Energy Alternatives, Inc. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed March 4, 2020).

4.16**	Form of Certificate of Designations of Preferred Stock.
4.17**	Form of Warrant Agreement and Form of Warrant Certificate.
4.18**	Form of Rights Agreement and Form of Subscription Rights Certificate.
4.19**	Form of Unit Agreement and Form of Unit Certificate.
4.20***	Form of Indenture for Senior Debt Securities.
4.21***	Form of Senior Note (included in Exhibit 4.20)
4.22***	Form of Indenture for Subordinated Debt Securities.
4.23***	Form of Subordinated Note (included in Exhibit 4.22).

5.1***	Legal Opinion of Jones Walker LLP.
16.1	Letter of Crowe LLP, dated as of April 23, 2018 (incorporated by reference to Exhibit 16.1 of the Company’s Current Report on Form 8-K (File No. 001-37796) filed April 25, 2018).
21.1	List of Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 of the Company’s Annual Report on Form 10-K (File No. 001-37796) filed March 12, 2020).
23.1***	Consent of Jones Walker LLP (contained in Exhibit 5.1).
23.2*	Consent of Deloitte & Touche, LLP.
23.3***	Consent of Crowe LLP.
24.1***	Power of Attorney
25.1**+	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1, of the Trustee, as Trustee under the Senior Indenture.
25.2**+	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, on Form T-1, of the Trustee, as Trustee under the Subordinated Indenture.

*	Filed herewith.
**	If applicable, to be filed by an amendment or as an exhibit to a report pursuant to Section 13(a) or Section 15(d) of the Exchange Act and incorporated by reference.
***	Previously filed.
+	To be filed pursuant to Rule 305(b)(2) of the Trust Indenture Act of 1939, as amended.
#	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We will furnish the omitted schedules to the Securities Exchange Commission upon request by the Commission.

Item 17. Undertakings.

(a)	The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that (B) paragraphs (a)(1)(i), (ii), and (iii) of this section do not apply if the registration statement is on Form S-1 or Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or, as to a registration statement on Form S-3 is contained in a form of prospectus filed pursuant to §230.424(b) of this chapter that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)	If the registrant is subject to Rule 430B:

(A)	Each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC., a Delaware limited liability company
By:	/s/ Peter Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President, Chief Executive Officer and Director (Principal executive officer)	December 16, 2020
John Paul Roehm

/s/ Peter J. Moerbeek	Chief Financial Officer (Principal financial officer and principal accounting officer)	December 16, 2020
Peter J. Moerbeek

*	Director and Chairman	December 16, 2020
Derek Glanvill

*	Director	December 16, 2020
Peter Jonna

*	Director	December 16, 2020
Charles Garner

*	Director	December 16, 2020
Terence Montgomery

*	Director	December 16, 2020
Matthew Underwood

*	Director	December 16, 2020
John Eber

*	Director	December 16, 2020
Michael Della Rocca

*	Director	December 16, 2020
Laurene B. Mahon

*By:	/s/ Peter Moerbeek
Peter Moerbeek
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA INTERMEDIATE HOLDCO, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
John P. Roehm

*	Chief Financial Officer and Treasurer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA ENERGY SERVICES, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chief Executive Officer	December 16, 2020
John P. Roehm

*	Chief Financial Officer and Treasurer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA CONSTRUCTORS, LLC, a Wisconsin limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Derek W. Johnson

*	Treasurer	December 16, 2020
William R. Douglas

*	Secretary	December 16, 2020
Bruce E. Spieth

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA ENGINEERING LLC, a Michigan limited liability company
By:	/s/ Alan M. Downes
Name: Alan M. Downes
Title: President, Treasurer, and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alan M. Downes	President, Treasurer and Secretary	December 16, 2020
Alan M. Downes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA ENGINEERING NORTH CAROLINA, LLC, a North Carolina limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Derek W. Johnson

*	Treasurer	December 16, 2020
William R. Douglas

*	Secretary	December 16, 2020
Bruce E. Spieth

*	Vice President	December 16, 2020
Alan M. Downes

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

WHITE CONSTRUCTION, LLC, an Indiana limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
David Berthelsen

*	Secretary and Treasurer	December 16, 2020
Tracy M. Gelb

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

WHITE CONSTRUCTION ENERGY SERVICES, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
David Berthelsen

*	Secretary and Treasurer	December 16, 2020
Tracy M. Gelb

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

BIANCHI ELECTRIC, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Christopher Kahila

*	Secretary and Treasurer	December 16, 2020
Tracy M. Gelb

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA EQUIPMENT MANAGEMENT, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
John Paul Roehm

*	Vice President and Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President and Chief Operations Officer	December 16, 2020
Michael Stoecker

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA MANAGEMENT SERVICES, INC., a Delaware corporation
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
John P. Roehm

*	Chief Financial Officer and Treasurer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

CONSOLIDATED CONSTRUCTION SOLUTIONS I LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
Brian Hummer

*	Chief Financial Officer	December 16, 2020
Ryan R. Evans

*	President	December 16, 2020
Frank Montgomery

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

CONSOLIDATED CONSTRUCTION SOLUTIONS II LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
Brian Hummer

*	Chief Financial Officer	December 16, 2020
Ryan R. Evans

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President and Treasurer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

MEADOW VALLEY PARENT CORP., a Delaware corporation
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Brian Hummer

*	Executive Vice President	December 16, 2020
Lance Harris

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President and Treasurer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

MEADOW VALLEY CORPORATION, a Nevada corporation
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	December 16, 2020
Brian Hummer

*	Chief Financial Officer	December 16, 2020
Ryan R. Evans

*	Chief Operating Officer	December 16, 2020
Randy Maher

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President	December 16, 2020
Peter Moerbeek

*	Executive Vice President	December 16, 2020
Lance Harris

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

WILLIAM CHARLES, INC., a Nevada corporation
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	December 16, 2020
Brian Hummer

*	Chief Financial Officer, Treasurer and Secretary	December 16, 2020
Ryan R. Evans

*	Chief Operating Officer	December 16, 2020
Randy Maher

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President	December 16, 2020
Peter Moerbeek

*	Executive Vice President	December 16, 2020
Lance Harris

*	Vice President	December 16, 2020
Ben Holmstrom

*	Vice President	December 16, 2020
Kyle Kubatzke

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

AMERICAN CIVIL CONSTRUCTORS LLC, a Colorado limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	December 16, 2020
Brian Hummer

*	Treasurer	December 16, 2020
Ryan R. Evans

*	Chief Operating Officer	December 16, 2020
Randy Maher

*	Secretary	December 16, 2020
Jody Randall

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*	Vice President	December 16, 2020
Lance Harris

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

AMERICAN CIVIL CONSTRUCTORS WEST COAST LLC, a California limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Jeff Foerste

*	Vice President, Treasurer and Secretary	December 16, 2020
Clifford Barber

*	Assistant Secretary	December 16, 2020
Lori Gagliardi

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

SAIIA HOLDINGS LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
Brian Hummer

*	Chief Financial Officer	December 16, 2020
Ryan R. Evans

*	President	December 16, 2020
Frank Montgomery

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President and Treasurer	December 16, 2020
Peter Moerbeek

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

SAIIA CONSTRUCTION COMPANY LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
Brian Hummer

*	Chief Financial Officer	December 16, 2020
Ryan R. Evans

*	President	December 16, 2020
Frank Montgomery

*	Vice President of Operations	December 16, 2020
Donald Stansberry

*	Executive Vice President	December 16, 2020
Lavaughn East

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President and Treasurer	December 16, 2020
Peter Moerbeek

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

IEA HOLDCO 1, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	December 16, 2020
John P. Roehm

*	Chief Financial Officer and Treasurer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

EAST STATE STONE LLC, a Delaware limited liability company
PORTER’S STONE, LLC, a Delaware limited liability company
BELVIDERE STONE, LLC, an Illinois limited liability company
PORTER BROTHERS, LLC, an Illinois limited liability company
ILLINOIS CCDD OPERATING, LLC, an Illinois limited liability company
ENVIRONMENTAL CONTRACTORS, LLC, an Illinois limited liability company
MULFORD STONE, LLC, a Delaware limited liability company
ROCKFORD BLACKTOP CONSTRUCTION, LLC, an Illinois limited liability company
JOHNSTON QUARRY HOLDINGS, LLC, a Delaware limited liability company

BY: William Charles Construction Company, LLC, an Illinois limited liability company, its Manager

By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	December 16, 2020
Ben Holmstrom

*	Executive Vice President	December 16, 2020
Tim Bridges

*	President Electric Division	December 16, 2020
Mark Read

*	Secretary and Treasurer	December 16, 2020
Tim Jagielski

*	Assistant Secretary	December 16, 2020
Ron Alden

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

WILLIAM CHARLES CONSTRUCTION COMPANY, LLC, an Illinois limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Chief Executive Officer	December 16, 2020
Ben Holmstrom

*	Executive Vice President	December 16, 2020
Tim Bridges

*	President Electric Division	December 16, 2020
Mark Read

*	Secretary and Treasurer	December 16, 2020
Tim Jagielski

*	Assistant Secretary	December 16, 2020
Ron Alden

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Vice President, Equipment	December 16, 2020
Mark Crow

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

RAGNAR BENSON, LLC, an Illinois limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President Chicago Division	December 16, 2020
Randy Holmstrom

*	President Civil Rail Division	December 16, 2020
Dave Bergstrom

*	Vice President	December 16, 2020
Stan Zygowicz

*	Vice President	December 16, 2020
Ben Holmstrom

*	Secretary and Treasurer	December 16, 2020
Tim Jagielski

*	Assistant Secretary	December 16, 2020
Ron Alden

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*	Assistant Secretary	December 16, 2020
Aaron Stern

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

JOHN’S STONE, LLC, a Delaware limited liability company BY: ROCKFORD BLACKTOP CONSTRUCTION, LLC, an Illinois limited liability company, its Manager
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Ben Holmstrom

*	Vice President	December 16, 2020
Tim Bridges

*	Secretary and Treasurer	December 16, 2020
Tim Jagielski

*	Assistant Secretary	December 16, 2020
Ron Alden

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

FOREST CITY LOGISTICS, LLC, a Delaware limited liability company
By:	/s/ Peter Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter Moerbeek	Chief Financial Officer	December 16, 2020
Peter Moerbeek

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

STRUCTORS, INC., an Illinois Corporation
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Division President	December 16, 2020
Dave Bergstrom

*	Vice President	December 16, 2020
Ben Holmstrom

*	Vice President	December 16, 2020
Tim Bridges

*	Secretary and Treasurer	December 16, 2020
Tim Jagielski

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on December 16, 2020.

DPK, LLC, a Delaware limited liability company
By:	/s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	December 16, 2020
Ben Holmstrom

*	Secretary and Treasurer	December 16, 2020
Tim Jagielski

*	Chief Financial Officer	December 16, 2020
Peter Moerbeek

/s/ Gil Melman	Vice President, General Counsel and Assistant Secretary	December 16, 2020
Gil Melman

*By:	/s/ Gil Melman
Gil Melman
Attorney-in-Fact